Sentinel Advantage Variable Annuity-5

FLEXIBLE PREMIUM VARIABLE ANNUITY

Issued by

National Life Insurance Company through

National Variable Annuity Account II

The date of this prospectus is May 1, 2022. This prospectus states the information about the Separate Account, the Contract, and National Life Insurance Company (“National Life”, “we” or “us”) you should know before investing. This prospectus is a disclosure document and describes all of the Contract’s material features, benefits, rights, and obligations. The description of the Contract’s material provisions in this prospectus is current as of the date of this prospectus. If certain material provisions under the Contract are changed after the date of this prospectus, in accordance with the Contract, those changes will be described in a supplemented prospectus. You should carefully read this prospectus in conjunction with any applicable supplements. It is important that you also read the Contract and endorsements, which may reflect additional non-material state variations or other non-material variations.. Please carefully read this prospectus and any related documents and keep everything together for future reference.

This Contract is not available to new purchasers.

This prospectus describes the investment options and optional features that we currently offer under the Contract. At the time you purchased the Contract, it is possible that not all of the optional features listed in this prospectus were available, as we reserved the right to prospectively restrict availability of the optional features. In addition, certain broker-dealers selling the Contracts may limit the investment options and/or optional features that are available to their customers. Ask your financial professional about which investment options and/or optional features are not offered. In addition, not all optional features may be available in combination with other optional features, as we also reserve the right to prospectively restrict the availability to elect certain features if certain other optional features have been elected. We reserve the right to limit the number of Contracts that you may purchase. We also reserve the right to refuse initial and any or all subsequent Premium payments. Please confirm with us or your financial professional that you have the most current prospectus and supplements to the prospectus that describe the availability and any restrictions on the optional features.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at www.investor.gov.

The Contract makes available for investment variable options. The variable options are Subaccounts of the Separate Account, each of which invests in one of the Funds listed on Appendix A.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of the prospectus. Any representation to the contrary is a criminal offense.

• Not FDIC/NCUA insured • Not Bank/CU guaranteed • May lose value • Not a deposit • Not insured by any federal agency

TABLE OF CONTENTS

GLOSSARY	3
IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT	6
OVERVIEW OF THE CONTRACT	9
FEE TABLE	10
PRINCIPAL RISKS	11
NATIONAL LIFE, THE VARIABLE ACCOUNT, AND THE FUNDS	13
THE FIXED ACCOUNT AND THE GUARANTEED ACCOUNTS	15
CHARGES AND DEDUCTIONS	15
DETAILED DESCRIPTION OF CONTRACT PROVISIONS	18
THE VARIABLE ACCOUNT	19
THE FIXED ACCOUNT	21
THE GUARANTEED ACCOUNTS	23
OTHER CONTRACT RIGHTS AND PRIVILEGES	27
BENEFITS AVAILABLE UNDER THE CONTRACTS	34
PURCHASES AND CONTRACT VALUE	34
OTHER CONTRACT RIGHTS AND PRIVILEGES	36
SURRENDERS AND WITHDRAWALS	40
CHANGES TO VARIABLE ACCOUNT	43
OPTIONAL ACCELERATED BENEFIT RIDERS	43
FEDERAL INCOME TAX CONSIDERATIONS	44
GENDER NEUTRALITY	50
DISTRIBUTION OF THE CONTRACTS	50
LEGAL MATTERS	51
FINANCIAL STATEMENTS	51
STATEMENTS AND REPORTS	52
OWNER INQUIRIES	52
Appendix A: Funds Available Under the Contract	53

GLOSSARY

Accumulation Unit - An accounting unit of measure used to calculate the Variable Account Contract Value prior to the Annuitization Date.

Annuitant - A person named in the Contract who is expected to become, at Annuitization, the person upon whose continuation of life any annuity payments involving life contingencies depends. Unless the Owner is a different individual who is age 85 or younger, this person must be age 85 or younger at the time of Contract issuance unless National Life has approved a request for an Annuitant of greater age. The Owner may change the Annuitant prior to the Annuitization Date, as set forth in the Contract.

Annuitization - The period during which annuity payments are received.

Annuitization Date - The date on which annuity payments commence.

Annuity Payment Option - The chosen form of annuity payments. Several options are available under the Contract.

Annuity Unit - An accounting unit of measure used to calculate the value of Variable Annuity payments.

Beneficiary - The Beneficiary is the person designated to receive certain benefits under the Contract upon the death of the Owner or Annuitant prior to the Annuitization Date. The Beneficiary can be changed by the Owner as set forth in the Contract.

Cash Surrender Value - An amount equal to Contract Value, minus any applicable CDSC, minus any applicable premium tax charge.

Chosen Human Being — An individual named at the time of Annuitization upon whose continuance of life any annuity payments involving life contingencies depends.

Code - The Internal Revenue Code of 1986, as amended.

Collateral Fixed Account — The portion of the Fixed Account which holds value that secures a loan on the Contract.

Contract Anniversary - An anniversary of the Date of Issue of the Contract.

Contract Value - The sum of the value of all Variable Account Accumulation Units attributable to the Contract, plus any amount held under the Contract in the Fixed Account, plus any amounts held in the Guaranteed Accounts, and minus any outstanding loan and accrued interest on such loans.

Contract Year - Each year the Contract remains in force commencing with the Date of Issue.

Date of Issue - The date shown as the Date of Issue on the Data Page of the Contract.

Death Benefit - The benefit payable to the Beneficiary upon the death of the Owner or the Annuitant.

Distribution - Any payment of part or all of the Contract Value.

Fixed Account - The Fixed Account is part of National Life’s general account and Guaranteed Accounts made up of all assets of National Life other than those in the Variable Account or any other segregated asset account of National Life.

Fixed Annuity - An annuity providing for payments which are guaranteed by National Life as to dollar amount during Annuitization.

Fund - A registered management investment company in which the assets of a Subaccount of the Variable Account will be invested.

Guaranteed Account — A Guaranteed Account is part of National Life’s general account. We guarantee a specified interest rate for the entire time an investment remains in a Guaranteed Account.

Home Office – National Life’s Home Office located at One National Life Drive, Montpelier, Vermont 05604; 1-800-732-8939 (telephone).

Individual Retirement Annuity (IRA) - An annuity which qualifies for favorable tax treatment under Section 408 of the Code.

Investment Company Act — The Investment Company Act of 1940, as amended from time to time.

Joint Owners - Two or more persons who own the Contract as tenants in common or as joint tenants. If joint owners are named, references to “Owner” in this prospectus will apply to both of the Joint Owners.

Maturity Date - The date on which annuity payments are scheduled to commence. The Maturity Date is shown on the Data Page of the Contract, and is subject to change by the Owner, within any applicable legal limits, subject to National Life’s approval.

Monthly Contract Date - The day in each calendar month which is the same day of the month as the Date of Issue, or the last day of any month having no such date, except that whenever the Monthly Contract Date would otherwise fall on a date other than a Valuation Day, the Monthly Contract Date will be deemed to be the next Valuation Day.

Non-Qualified Contract - A Contract which does not qualify for favorable tax treatment under the provisions of Sections 401 or 403(a) (Qualified Plans), 408 (IRAs), 408A (Roth IRAs), 403(b) (Tax-Sheltered Annuities), or 457 of the Code.

Owner (“you”) - The Owner is the person who possesses all rights under the Contract, including the right to designate and change any designations of the Owner, Annuitant, Beneficiary, Annuity Payment Option, and the Maturity Date.

Payee - The person who is designated at the time of Annuitization to receive the proceeds of the Contract upon Annuitization.

Premium Payment - A deposit of new value into the Contract. The term “Premium Payment” does not include transfers among the Variable Account, Fixed Account, and Guaranteed Accounts, or among the Subaccounts.

Net Premium Payments - The total of all Premium Payments made under the Contract, less any premium tax deducted from premiums.

Qualified Contract - A Contract which qualifies for favorable tax treatment under the provisions of Sections 401 or 403(a) (Qualified Plans), 408 (IRAs), 408A (Roth IRAs), 403(b) (Tax-Sheltered Annuities) or 457 of the Code.

Qualified Plans - Retirement plans which receive favorable tax treatment under section 401 or 403(a) of the Code.

Subaccounts - Separate and distinct divisions of the Variable Account that purchase shares of underlying Funds. Separate Accumulation Units and Annuity Units are maintained for each Subaccount.

Tax-Sheltered Annuity - An annuity which qualifies for favorable tax treatment under section 403(b) of the Code.

Valuation Day - Each day the New York Stock Exchange is open for business other than any day on which trading is restricted. Unless otherwise indicated, when an event occurs or a transaction is to be effected on a day that is not a Valuation Day, it will be effected on the next Valuation Day. A Valuation Day ends at the close of regular trading of the New York Stock Exchange, usually 4:00 p.m., Eastern Time.

Valuation Period - The time between two successive Valuation Days.

Variable Account -The National Variable Annuity Account II, a separate investment account of National Life into which Net Premium Payments under the Contracts are allocated. The Variable Account is divided into Subaccounts, each of which invests in the shares of a separate underlying Fund.

Variable Annuity - An annuity the accumulated value of which varies with the investment experience of a separate account.

Withdrawal - A payment made at the request of the Owner pursuant to the right to withdraw a portion of the Contract Value of the Contract.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

	FEES AND EXPENSES			LOCATION IN PROSPECTUS FOR GREATER DETAIL
Charges for Early Withdrawal	Contingent Deferred Sales Charge (“CDSC”). We do not deduct a sales charge from Premium Payments. However, if you surrender the Contract or make a Withdrawal, we will generally deduct from the Contract Value a CDSC not to exceed 7% of the lesser of the total of all Net Premium Payments made within 5 years prior to the date of the request to surrender or the amount surrendered.[1] For example, if you make an early withdrawal, you could pay a surrender charge of up to $7,000 on a $100,000 investment. In addition, we deduct, or add, a market value adjustment to any amount you surrender, withdraw or transfer from a Guaranteed Account before its termination date.			Charges and Deductions – Contingent Deferred Sales Charge
Transaction Charges	In addition to the CDSC described above, you may be charged a transfer charge of $25 for each transfer in excess of 12 transfers in a Contract Year. In addition, we deduct, or add, a market value adjustment to any amount you surrender, withdraw or transfer from a Guaranteed Account before its termination date. You may also be charged a transaction charge if you request expedited delivery or wire transfer of funds.			Charges and Deductions; The Guaranteed Accounts
Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your [Contract Data Pages] for information about the specific fees you will pay each year based on the options you have elected.
	ANNUAL FEE	MINIMUM	MAXIMUM
	Base Contract[2]	1.40%	1.40%	CHARGES AND DEDUCTIONS – Deductions from the Variable Account
	Investment Options (Underlying Fund fees and expenses)[3]	0.35%	2.43%	CHARGES AND DEDUCTIONS – Other Charges

1  No CDSC will be deducted upon the Annuitization of Contracts, upon payment of a death benefit pursuant to the death of the Owner or from any values which have been held under a Contract for at least 5 years.

2  As a percentage of the daily average Variable Account Contract Value, including the Mortality and Expense Risk and Administrative Charge.

3  As a percentage of average Fund net assets.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.

	LOWEST ANNUAL COST ESTIMATE: $1,762.39	HIGHEST ANNUAL COST ESTIMATE: $3,779.75

Assumes:

Investment of $100,000

5% annual appreciation

Least expensive combination of Fund fees and expenses

No optional benefits

No sales charges

No additional purchase payments, transfers or withdrawals

Assumes:

Investment of $100,000

5% annual appreciation

Most expensive combination of add-on benefits, and Fund fees and expenses

No sales charges

No additional purchase payments, transfers or withdrawals

	RISKS		Location in Prospectus
Risk of Loss	You can lose money by investing in this Contract.		PRINCIPAL RISKS
Not a Short-Term Investment	This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. Withdrawal charges apply for up to 7years following your last Premium payment. They will reduce the value of your Contact if you withdraw money during that time. The benefits of tax deferral also mean the Contract is more beneficial to investors with a long time horizon.		PRINCIPAL RISKS
Risks Associated with Investment Options

•An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options you choose.

•Each investment option (Subaccount) has its own unique risks.

•Early withdrawals from a Guaranteed Account Option are subject to a Market Value Adjustment

•You should review the prospectuses for the available Funds before making an investment decision.

PRINCIPAL RISKS
Insurance Company Risks	Any obligations, guarantees, and benefits of the Contract are subject to the claims-paying ability of National Life. More information about National Life, including its financial strength rating, is available upon request from National Life by visiting our website at www.nationallife.com or by calling 1-800-732-8939.		PRINCIPAL RISKS

RESTRICTIONS
Investments

•You may transfer the Contract Value among the Subaccounts of the Variable Account, between the Variable Account and the Fixed Account (subject to specific limitations), and between the Guaranteed Accounts and either the Fixed Account (subject to specific limitations) or the Subaccounts of the Variable Account, by making a written transfer request. In the case of transfers out of a Guaranteed Account prior to its termination date, a market value adjustment will be applied.

•We reserve the right to charge $25 for each transfer in excess of 12 in a Contract Year. We are not currently assessing transfer charges.

•National Life may remove or substitute Funds as investment options available under the Contract

RIGHTS AND PRIVILEGES UNDER THE CONTRACT – Transfers CHARGES AND DEDUCTIONS – Transfer Charge

Optional Benefits	•Not all add-on benefits are available through all broker-dealers and may vary by state or date of purchase. •We may modify or discontinue an add-on benefit at any time.	BENEFITS AVAILABLE UNDER THE CONTRACT
TAXES
Tax Implications

•Consult with a tax professional to determine the tax implications of an investment in and purchase payments received under this Contract.

•If you purchase the Contract through a tax-qualified plan or individual retirement account (IRA), you do not get any additional tax deferral.

•Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59 ½.

FEDERAL INCOME TAX CONSIDERATIONS
CONFLICTS OF INTEREST
Investment Professional Compensation

Your registered representative or other investment professionals may receive compensation for selling this Contract to you in the form of commissions, revenue sharing, and other compensation programs. Accordingly, investment professionals may have a financial incentive to offer or recommend this Contract over another investment.

This Contract is not available to new purchasers.

DISTRIBUTION OF THE CONTRACT
Exchanges	Some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only consider exchanging your contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract rather than continue to own your existing contract.	DETAILED DESCRIPTION OF CONTRACT PROVISIONS

OVERVIEW OF THE CONTRACT

Q.    What is this Contract, and what is it designed to do?

A.    The Sentinel Advantage Variable Annuity-5 (SAVA-5) Contract is intended to help you save for retirement or another long-term investment purpose through investments in a variety of investment options during the accumulation phase. The Contract also offers death benefits to protect your designated beneficiaries. Through the annuitization feature, the Contract can supplement your retirement income by providing a stream of income payments. This Contract may be appropriate if you have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or intend to engage in frequent trading in the Funds.

Q.    How do I accumulate assets in the Contract and receive income from the Contract?

A.     Your Contract has two phases:the accumulation phase, when you make Premium payments to us, and the income, or annuity, phase, when we make income payments to you.

Accumulation Phase

During the accumulation phase, to help you accumulate assets, you can allocate your Premium payments to the Variable Account, the Fixed Account, or the Guaranteed Accounts.

The Variable Account is divided into Subaccounts. Each Subaccount invests in a corresponding (mutual fund) Fund, each of which has its own investment strategies, investment adviser(s), expense ratios, and returns.

The Fixed Account offers an effective annual interest rate of at least the minimum required by your state.

The Guaranteed Accounts guarantee a specified interest rate for the entire period of an investment if the Contract Value remains in the Guaranteed Account for the specified period of time.

A list of Funds in which the Variable Account currently invest is provided in Appendix A: Funds Available Under the Contract.

Income (Annuity) Phase

You can elect to annuitize your Contract and turn your Contract Value into a stream of fixed and/or variable income payments from us. (Variable payments depend on the investment performance of the Subaccounts.) We will pay proceeds according to the Annuity Payment Option you select. If the Contract Value at the Annuitization Date is less than $3,500, the Contract Value may be distributed in one lump sum instead of annuity payments. If any annuity payment would be less than $100, we have the right to change the frequency of payments to intervals that will result in payments of at least $100. In no event will annuity payments be less frequent than annually.

Please note that if you annuitize, your Contract Value will be converted to income payments and you may no longer withdraw money at will from your Contract. All add-on benefits terminate when you begin taking income payments

Q.    What are the Contract’s primary features and options?

A.            Accessing your money. Until you annuitize, you have full access to your money. You can choose to withdraw your Contract Value at any time (although if you withdraw early, you may have to pay a contingent deferred sales charge, charges due under any optional endorsement and/or taxes, including tax penalties). Certain withdrawals could substantially reduce or even terminate the benefits available under the Contract.

Tax Treatment. Your Premium payments accumulate on a tax-deferred basis. This means your earnings are not taxed until you take money out of your Contract, such as when (1) you make a withdrawal; (2) you receive an income payment from the Contract; or (3) upon payment of a death benefit.

Death Benefits.  The Contract provides for payment of a Death Benefit to the Beneficiary, the amount of which depends on whether the Owner dies before or after annuitization, age of owner or oldest Joint Owner at death and whether death occurs prior to or after the Contract Anniversary, Contract Value, and Net Premium Payments made to the Contract (less all withdrawals and less all outstanding loans and accrued interest). All amounts paid will be reduced by premium tax charges, if any.

Withdrawal Options. You may withdraw part or all of the Cash Surrender Value at any time before the Contract is Annuitized (see “Surrender and Withdrawal” below). A Withdrawal or a surrender may be restricted under certain qualified Contracts and result in federal income tax, including a federal penalty tax (see “Federal Income Tax Considerations” below). You may have to pay a surrender charge and/or (in the case of Contract Value allocated to a Guaranteed Account) a market value adjustment on the Withdrawal.

Loan Provisions. Subject to approval in your state, if you own a section 403(b) Tax-Sheltered Annuity Contract, you will be able to borrow on your Contract. Loans will be subject to the terms of the Contract and the Code. If a loan provision is included in your Tax-Sheltered Annuity Contract, loans will be available any time prior to the Annuitization Date. We may limit the number of loans available on a single contract. Loans may be subject to a minimum and maximum amount.

Transfers. You may transfer the Contract Value among the Subaccounts of the Variable Account and among the Variable Account, the Fixed Account (subject to the limitations set forth below) and the Guaranteed Accounts by making a written transfer request. You may also elect telephone transaction privileges. We currently allow transfers to the Fixed Account and the Guaranteed Accounts of all or any part of the Variable Account Contract Value, without charge or penalty. You may, one time each year between January 1st  and February 15th , transfer a portion of the unloaned value in the Fixed Account to the Variable Account.

Rebalancing. At no additional charge, you can arrange to have us automatically reallocate your Contract Value among Subaccounts periodically to maintain your selected allocation percentages. Certain restrictions apply.

Dollar Cost Averaging. Alternately, at no additional charge, you may select Dollar Cost Averaging, which automatically transfers a dollar amount or percentage of money periodically into Subaccounts you select from the Money Market Subaccount.

FEE TABLE

The following tables describe the fees and expenses that you will pay when purchasing, owning and taking partial or total withdrawals from the Contract. Please refer to your Contract Data Pages for information about the specific fees you will pay each year based on the options you have elected.

The first table and footnotes describe the fees and expenses that you will pay at the time that you buy the Contract, take a Withdrawal from or surrender the Contract, transfer Contract Value between investment options or, for certain Qualified Contracts, take a loan. State premium taxes may also be deducted.

Contract Owner Transaction Expenses

Sales Load Imposed on Purchases	None
Contingent Deferred Sales Charge (as a percentage of Net Premium Payments Withdrawn)	7 3.5	% %
Premium Taxes	See below	(1)
Transfer Charge	$25	(2)

In addition, we deduct, or add, a market value adjustment to any amount you surrender, withdraw or transfer from a Guaranteed Account before its termination date.

The next two tables describe the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Annual Contract Expenses (deducted daily as a percentage of Variable Account Contract Value)

Annual Contract Fee(3)	$30
Base Contract Expenses	1.40%

Optional Benefit Expenses

Loan Interest Spread (effective annual rate)	2.25	%(4)

(1)	States may assess premium taxes on premiums paid under the Contract. Where National Life is required to pay this premium tax when a Premium Payment is made, it may deduct an amount equal to the amount of premium tax paid from the Premium Payment. National Life currently intends to make this deduction from Premium Payments only in South Dakota. In the remaining states which assess premium taxes, a deduction will be made only upon Annuitization, death of the Owner, or surrender. See “Premium Taxes,” below.

(2)	We reserve the right to make a $25 charge on each transfer in excess of 12 transfers in a Contract Year. However, no such charge is currently applied.

(3)	The Annual Contract Fee is assessed only upon Contracts which, as of the applicable Contract Anniversary, have a Contract Value of less than $50,000. The fee is not assessed on Contract Anniversaries after the Annuitization Date.

(4)	The Loan Interest Spread is the difference between the amount of interest we charge on loans (maximum 15%) and the amount of interest we credit to amounts held in the Collateral Fixed Account to secure the loan (maximum 12.5%)

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract (before any fee waiver or expense reimbursement). The expenses are expressed as a percentage of average net assets of the Funds and may be higher or lower in the future. A complete list of Funds available under the Contract, including their annual expenses, may be found in Appendix A.

Annual Fund Expenses

	Minimum	Maximum
Expenses that are deducted from the Fund assets, including management and administration fees, distribution and/or service (12b-1) fees, and other expenses as of December 31, 2021.	0.35%	2.43%

Guaranteed Maximum Charges Examples

The table below is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity policies. These costs include transaction expenses, Contract fees, Variable Account annual expenses and Fund fees and expenses. The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, and assumes the most expensive combination of annual Fund expenses. The annual Contract fee is contemplated in the examples below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you surrender your Contract Value at the end of the applicable time period				If you annuitize or do not surrender at the end of the applicable time period
1 Year	3 Years	5 Years	10 Years	1 Year*	3 Years	5 Years	10 Years
10,779.75	16,467.52	22,329.55	39,773.10	3,779.75	11,467.52	19,329.55	39,773.10

The Contract may not be annuitized in the first two years from the Date of Issue.

The example does not represent past or future expenses. Your actual costs may be higher or lower.

PRINCIPAL RISKS

This section is intended to summarize the principal risks of investing in the Contract. Additional risks and details regarding various risks and benefits of investing in the Contract are described in the relevant sections of the prospectus and SAI.

Risk of Loss. You can lose money by investing in the Contract, including loss of principal. Neither the U.S. Government nor any federal agency insures or guarantees your investment in the Contract.

Risks Associated with Underlying Fund Investment Options. You bear all the investment risk for amounts allocated to one or more of the Subaccounts, which invest in underlying Funds. If the Subaccounts you select increase in value, then your Contract Value goes up; if they decrease in value, your Contract Value goes down. How much your Contract Value goes up or down depends on the performance of the Funds in which your Subaccounts invest. We do not guarantee the investment results of any Fund. An investment in the Contract is subject to the risk of poor investment performance, and the value of your investment can vary depending on the performance of the selected underlying Fund(s), each of which has its own unique risks. You should review the Funds before making an investment decision.

Short-Term Investment Risk. The Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. The benefits of tax deferral, long-term income, and living benefit protections also mean that the Contract is more beneficial to investors with a long time horizon.

Insurance Company Risks. An investment in the Contract is subject to the risks related to us, National Life. Any obligations, guarantees, and benefits of the Contract are subject to the claims-paying ability of National Life. If National Life experiences financial distress, it may not be able to meet its obligations to you.

Investment Restrictions. We reserve the right to limit transfers, and may charge $25 per transfer when you transfer your Contract Value between the investment options more than 12 times in a Contract Year. We currently do not charge this transfer fee. We also reserve the right to terminate certain Contract features such as the Dollar Cost Averaging and Rebalancing programs.

In addition, we reserve the right to remove Subaccounts or substitute Funds as investment options that are available under the Contract.

Premium Payment Risk. Your ability to make additional Premium payments may be restricted under the Contract, depending on the version of the Contract that you own, the add-on benefits that you have elected, and other factors. The maximum aggregate Premiums you may make without our prior approval is $1 million. The payment of subsequent Premiums, depending on market conditions at the time they are made, may or may not contribute to the various benefits under your Contract, including the add-on death benefits. Our right to restrict Premiums to a lesser maximum amount may also affect the benefits under your Contract.

Fees and Charges. Deduction of Contract fees and charges, and add-on benefit fees, may result in loss of principal. We reserve the right to increase the fees and charges under the Contract and add-on benefits up to the maximum guaranteed fees and charges stated in your Contract or add-on benefit endorsement.

Possible Adverse Tax Consequences. The tax considerations associated with the Contract vary and can be complicated. The applicable tax rules can differ, depending on the type of Contract, whether non-qualified, traditional IRA, Roth IRA or qualified plan. We cannot provide detailed information on all tax aspects of the Contracts. Moreover, the tax aspects that apply to a particular person’s Contract may vary depending on the facts applicable to that person. Tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect Contracts purchased before the change. Congress may also consider further proposals to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a Contract. We cannot predict what, if any, legislation will actually be proposed or enacted. Before making contributions to your Contract or taking other action related to your Contract, you should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the Contract.

Risks Affecting our Administration of Your Contract. We and our service providers and business partners are subject to certain risks, including those resulting from system failures, cybersecurity events, the coronavirus (COVID-19) pandemic and other pandemics and epidemics, and other disasters. Such events can adversely impact us and our operations. These risks are common to all insurers and financial service providers and may materially impact our ability to administer the Contract (and to keep Contract owner information confidential).

Optional Benefits. Certain benefits are subject to conditions. You may need to make early withdrawals, which have the potential to substantially reduce or even terminate the benefits available under the Contract from the add-on benefits.

If your Contract includes one of the optional benefits, withdrawals will reduce the value of the benefits in proportion to the amount of the withdrawal relative to the total Contract Value at the time of withdrawal. Accordingly, under certain circumstances, a withdrawal could reduce the value of a benefit by more than the dollar amount of the withdrawal.

Conditions to Contract Benefits. Certain benefits under the Contract are contingent on several conditions being met. If those conditions are not met, you may not realize a benefit from the Contract or add-on benefit for which you have been charged a fee.

Alternatives to the Contract. Other contracts or investments may provide more favorable returns or benefits than the Contract.

Potentially Harmful Transfer Activity. The Contract is not designed for frequent transfers by anyone. Frequent transfers between and among Subaccounts may disrupt the underlying Funds and could negatively impact performance, by interfering with efficient management and reducing long-term returns, and increasing administrative costs. Frequent transfers may also dilute the value of shares of an underlying Fund. Neither the Contracts nor the underlying Funds are meant to promote any active trading strategy, like market timing. Allowing frequent transfers by one or some Owners could be at the expense of other Owners of the Contract. To protect Owners and the underlying Funds, we have policies and procedures to deter frequent transfers between and among the Subaccounts. (See “Contract Rights and Privileges —Disruptive Trading” for more information.) We cannot guarantee that these policies and procedures will be effective in detecting and preventing all transfer activity that could potentially disadvantage or hurt the rights or interests of other Owners.

Cyber Security and Business Continuity Risk. Our variable insurance product business relies heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your contract value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate AUVs, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.

We are also exposed to risks related to natural and man-made disasters and catastrophes, such as storms, fires, earthquakes, epidemics and terrorist acts, which could adversely affect our ability to administer the Contracts. Natural and man-made disasters, such as the recent spread of COVID-19, may require a significant contingent of our employees to work from remote locations. During these periods, we could experience decreased productivity, and a significant number of our workforce or certain key personnel may be unable to fulfill their duties. In addition, system outages could impair our ability to operate effectively by preventing the workforce from working remotely and impair our ability to process Contract-related transactions or to calculate Contract values.

The Company outsources certain critical business functions to third parties and, in the event of a natural or man-made disaster, relies upon the successful implementation and execution of the business continuity planning of such entities. While the Company closely monitors the business continuity activities of these third parties, successful implementation and execution of their business continuity strategies are largely beyond the Company’s control. If one or more of the third parties to whom the Company outsources such critical business functions experience operational failures, the Company’s ability to administer the Contract could be impaired.

NATIONAL LIFE, THE VARIABLE ACCOUNT, AND THE FUNDS

National Life

National Life is authorized to transact life insurance and annuity business in Vermont and in 50 other jurisdictions. National Life issues the Contracts described in this prospectus has primary responsibility for administration of the Contracts and the Variable Account. National Life’s business address is 1 National Life Drive, Montpelier, Vermont 05604.

How to Obtain More Information. Like many businesses, insurance companies are facing challenges due to COVID-19 and its impact on economic conditions and the financial markets. We encourage both existing and prospective Owners to read and understand our financial statements. We prepare our financial statements on a statutory basis.

Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Vermont Department of Financial Regulation—as well as the financial statements of the Variable (on a consolidated basis)—are located in the SAI. For a free copy of the SAI, call or write us at our Home Office. In addition, the SAI is available on the SEC's website at http://www.sec.gov

The Variable Account

The Variable Account was established by National Life on November 1, 1996, pursuant to the provisions of Vermont law.

National Life has caused the Variable Account to be registered with the SEC as a unit investment trust pursuant to the provisions of the Investment Company Act. Such registration does not involve supervision of the management of the Variable Account or National Life by the SEC.

The Variable Account is a separate investment account of National Life and, as such, is not chargeable with liabilities arising out of any other business National Life may conduct. National Life does not guarantee the investment performance of the Variable Account. Obligations under the Contracts are obligations of National Life. Income, gains and losses, whether or not realized, from the assets of the Variable Account are credited to or charged against the Variable Account without regard to other income, gains, or losses of National Life.

Net Premium Payments are allocated within the Variable Account among one or more Subaccounts made up of shares of the Fund options designated by the Owner. A separate Subaccount is established within the Variable Account for each of the Fund options.

We have claimed an exclusion from the definition of the term “Commodity Pool Operator” under the Commodity Exchange Act (the “CEA”) with respect to the Separate Account. Therefore, we are not subject to registration or regulation as a Commodity Pool Operator under the CEA with respect to the separate accounts.

The Funds

You may choose from among a number of different Subaccount options. The investment experience of each of the Subaccounts depends on the investment performance of the underlying Fund.

The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other mutual funds that may be managed by the same investment adviser or manager. The investment results of the Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other funds, even if the other fund has the same investment adviser or manager.

The Variable Account purchases and redeems shares of the Funds at net asset value. The Variable Account automatically reinvests all dividend and capital gain distributions of the Funds in shares of the distributing Funds at their net asset value on the date of distribution. In other words, the Variable Account does not pay Fund dividends or Fund distributions out to you as additional units, but instead reflects them in unit values.

Before choosing to allocate your Premium Payments and Contract Value, carefully read the prospectus for each Fund, along with this prospectus. There is no assurance that any of the Funds will meet their investment objectives. We do not guarantee any minimum value for the amounts allocated to the Variable Account. You bear the investment risk of investing in the Funds. There is no assurance that the BlackRock Government Money Market Fund (the “BlackRock Money Market Portfolio”) will be able to maintain a stable net asset value per share. You should know that during extended periods of low interest rates, and partly as a result of contract charges, the yields of the BlackRock Money Market Portfolio in which a Subaccount invests (the “Money Market Subaccount”) may also become extremely low and possibly negative.

Not all Funds may be available in all states or in all markets.

There is no assurance that any of the Funds will achieve their investment objective(s). Certain Funds may employ hedging strategies to provide for downside protection during a sharp decline in the equity markets. The cost of those hedging strategies could limit the upside participation by such Funds in rising equity markets relative to other Funds. Please consult your registered representative. You can find detailed information about the Funds, including a description of risks and expenses, in the prospectuses for the Funds. You should read these prospectuses carefully before investing and keep them for future reference.

Voting Rights

Voting rights under the Contracts apply only with respect to Net Premium Payments or accumulated amounts allocated to the Variable Account.

In accordance with our view of present applicable law, we vote the shares of the Funds held in the Variable Account at regular and special meetings of the shareholders of the Funds. These shares are voted in accordance with instructions received from you if you have an interest in the Variable Account. If the Investment Company Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the Funds in our own right, we may elect to do so.

The person having the voting interest under a Contract is the Owner. The number of Fund shares attributable to each Owner is determined by dividing the Owner’s interest in each Subaccount by the net asset value of the Fund corresponding to the Subaccount.

We vote Fund shares held in the Variable Account as to which no timely instructions are received in the same proportions as the voting instructions we receive with respect to all contracts participating in the Variable Account. This means that a small number of Owners may control how we vote.

Each person having a voting interest will receive periodic reports relating to the Funds, proxy material and a form with which to give such voting instructions.

THE FIXED ACCOUNT AND THE GUARANTEED ACCOUNTS

The Fixed Account

You may allocate all or part of your Net Premium Payments or make transfers from the Variable Account or the Guaranteed Accounts to the Fixed Account. Contract Value held in the Fixed Account will earn an effective annual interest rate of at least the minimum required by your state.

The Guaranteed Accounts

You may allocate all or part of your Net Premium Payments or make transfers from the Variable Account (or to a limited extent from the Fixed Account) to a Guaranteed Account with a duration of 3, 5, 7 or 10 years. These Guaranteed Accounts guarantee a specified interest rate for the entire period of an investment if the Contract Value remains in the Guaranteed Account for the specified period of time. If you surrender your Contract or withdraw or transfer Contract Value out of a Guaranteed Account prior to the end of the specified period, a market value adjustment will be applied to such Contract Value surrendered, withdrawn or transferred.

CHARGES AND DEDUCTIONS

All of the charges described in this section apply to Variable Account allocations. Allocations to the Fixed Account are subject to CDSCs, the Annual Contract Fee and Premium Tax deductions. The Fixed Account and the Guaranteed Accounts are not subject to the Mortality and Expense Risk Charge and the Administration Charge.

We deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the Contracts. We incur certain costs and expenses for the distribution and administration of the Contracts and for providing the benefits payable thereunder. More particularly, the administrative services include:

●	processing applications for and issuing the Contracts;

●	processing purchases and redemptions of Fund shares as required (including automatic withdrawal services);

●	maintaining records;

●	administering annuity payouts;

●	furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);

●	reconciling and depositing cash receipts;

●	providing Contract confirmations;

●	providing toll-free inquiry services; and

●	furnishing telephone transaction privileges.

The risks we assume include:

●	the risk that the actual life-span of persons receiving annuity payments under Contract guarantees will exceed the assumptions reflected in our guaranteed rates (these rates are incorporated in the Contract and cannot be changed);

●	the risk that Death Benefits will exceed the actual Contract Value;

●	the risk that more Owners than expected will qualify for and exercise waivers of the CDSC; and

●	the risk that our costs in providing the services will exceed our revenues from the Contract charges (which we cannot change).

The amount of a charge will not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge. For example, the CDSC collected may not fully cover all of the distribution expenses we incur. We may also realize a profit on one or more of these charges. We may use any profits for any corporate purpose, including sales expenses.

Deductions from the Variable Account

We deduct from the Variable Account an amount, computed daily, which is equal to an annual rate of 1.40% of the daily net asset value (referred to as Base Contract Expenses in the Fee Table). The charge consists of a 0.15% Administration Charge and a 1.25% Mortality and Expense Risk Charge.

Contingent Deferred Sales Charge

We may pay a commission up to 6.5% (up to 7.0% during certain promotional periods) for the sale of a Contract; however, we make no deduction for a sales charge from the Premium Payments for these Contracts. However, if a Withdrawal is made or a Contract is surrendered, we will with certain exceptions, deduct a CDSC.

The CDSC is calculated by multiplying the applicable CDSC percentages noted below by the Net Premium Payments that are withdrawn or surrendered. For purposes of calculating the CDSC Withdrawals or surrenders are considered to come first from the oldest Net Premium Payment made to the Contract, then the next oldest Net Premium Payment and so forth, and last from earnings on Net Premium Payments. No CDSC is ever assessed with respect to a Withdrawal or surrender of earnings on Net Premium Payments. For tax purposes, a surrender is usually treated as a withdrawal of earnings first. This charge will apply in the amounts set forth below to Net Premium Payments within the time periods set forth.

The CDSC applies to Net Premium Payments as follows:

Number of Completed Years from Date of Net Premium Payment	Contingent Deferred Sales Charge Percentage	Number of Completed Years from Date of Net Premium Payment	Contingent Deferred Sales Charge Percentage
0	7%	4	3%
1	6%	5	0%
2	5%
3	4%

In any Contract Year after the first Contract Year, you may make Withdrawals, without a CDSC, of an aggregate amount equal to 15% of the Contract Value (except for in New Jersey and the State of Washington where the free amount is 10%). This CDSC-free Withdrawal privilege does not apply to full surrenders of the Contract, and if a full surrender is made within one year of exercising a CDSC-free Withdrawal, then the CDSC which would have been assessed at the time of the Withdrawal will be assessed at the time of surrender. The CDSC-free feature is also non-cumulative. This means that free amounts not taken during any given Contract Year cannot be taken as free amounts in a subsequent Contract Year. In addition, any amount withdrawn in order to meet minimum Distribution requirements under the Code shall be free of CDSC.

In the first Contract Year, a CDSC-free Withdrawal is available in an amount not exceeding 1/12th of 15% (10% in New Jersey and the State of Washington) of each Premium Payment for each completed month since each Premium Payment. Two ways to access these CSDC-free amounts in the first Contract Year are by setting up a monthly systematic Withdrawal program for an amount not exceeding the annual CDSC-free Withdrawal amount (see “Available Automated Fund Management Features-Systematic Withdrawals,” below), or by making a Withdrawal that is part of a series of substantially equal periodic payments over the life of the Owner or the joint lives of the Owner and his or her spouse, to which section 72(t)(2)(A)(iv) of the Code applies. Regardless of the method of Withdrawal, systematic or otherwise, at no point in the first Contract Year will total CDSC-free Withdrawals be available in an amount that exceeds 1/12th of 15% of each premium payment times the number of completed months since each premium payment. You may be subject to a tax penalty if you take Withdrawals prior to age 59½ (see “Federal Income Tax Considerations,” below). In New Jersey and the State of Washington, the CDSC-free provision will apply to full surrenders and Withdrawals but will be limited to 10% of the Contract Value as of the most recent Contract Anniversary for both Withdrawals and full surrenders.

In addition, no CDSC will be deducted:

●	upon the Annuitization of Contracts,

●	upon payment of a death benefit pursuant to the death of the Owner, or

●	from any values which have been held under a Contract for at least 60 months.

No CDSC applies upon the transfer of value among the Subaccounts or between the Fixed Account or a Guaranteed Account and the Variable Account; however, a Market Value Adjustment may apply to transfers out of a Guaranteed Account before the termination date of such account.

When a Contract is held by a charitable remainder trust, the amount which may be withdrawn from this Contract without application of a CDSC after the first Contract Year, shall be the larger of (a) or (b), where

(a) is the amount which would otherwise be available for Withdrawal without application of a CDSC; and where

(b) is the difference between the Contract Value as of the last Contract Anniversary and the Net Premium Payments made to the Contract, less all Withdrawals and less any outstanding loan and accrued interest, as of the last Contract Anniversary.

We will waive the CDSC if the Owner dies or if the Owner annuitizes. However, if the Owner elects a settlement under Payment Option 1, and subsequently surrenders the Contract prior to seven years after the date of the last Premium Payment, the surrender will be subject to a CDSC.

We will also waive the CDSC if, following the first Contract Anniversary, you are confined to an eligible nursing home for at least the 90 consecutive days ending on the date of the Withdrawal request. This waiver is not available in the States of New Jersey and New York.

Annual Contract Fee

For Contracts with a Contract Value of less than $50,000 as of any Contract Anniversary prior to the Annuitization Date, we will assess an Annual Contract Fee of $30. This fee will be assessed annually on each Contract Anniversary on which the Contract Value is less than $50,000. No Annual Contract Fee will be assessed after the Annuitization Date. This fee will be taken pro rata from all Subaccounts of the Variable Account and the unloaned portion of the Fixed Account.

Transfer Charge

Currently, unlimited free transfers are permitted among the Subaccounts and the Guaranteed Accounts, and transfers among the Fixed Account, the Variable Account and the Guaranteed Accounts are permitted free of charge within the limits described above under “Transfers” (however, a market value adjustment will be applied to any transfer out of a Guaranteed Account prior to its termination date. See “The Guaranteed Accounts,” below). We have no present intention to impose a transfer charge in the foreseeable future. However, we reserve the right to impose in the future a transfer charge of $25 on each transfer in excess of 12 transfers in any Contract Year. We may do this if the expense of administering transfers becomes burdensome. We would not anticipate making a profit on any future transfer charge.

If we impose a transfer charge, we will deduct it from the amount transferred. All transfers requested on the same Valuation Day are treated as one transfer transaction. Any future transfer charge will not apply to transfers made pursuant to the Dollar Cost Averaging and Subaccount Rebalancing features, transfers resulting from loans, or if there has been a material change in the investment policy of the Fund from which the transfer is made. These transfers will not count against the 12 free transfers in any Contract Year.

Premium Taxes

If a governmental entity imposes premium taxes, we make a deduction for premium taxes in a corresponding amount. Certain states impose a premium tax, currently ranging up to 3.5%. We will pay premium taxes at the time imposed under applicable law. Where we are required to pay this premium tax, we may deduct an amount equal to premium taxes from the Premium Payment. We currently intend to make this deduction from Premium Payments only in South Dakota. In the remaining states which assess premium taxes, we currently expect to make deductions for premium taxes at the time of Annuitization, death of the Owner, or surrender, although we also reserve the right to make such a deduction at the time we pay premium taxes to the applicable taxing authority.

Other Charges

The Variable Account purchases shares of the Funds at net asset value. The net asset value of those shares reflects management fees and expenses already deducted from the assets of the Funds. Information on the fees and expenses for the Funds is set forth in “Fund Annual Expenses” above.

More detailed information is contained in the Funds’ prospectuses, which are available at no charge by contacting us at the number and address listed on the first page of this prospectus.

We sell the Contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as our insurance agents. We pay commissions to the broker-dealers for selling the Contracts. You do not pay directly these commissions. We do. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contracts. (See “Distribution of the Contracts” below).

A market value adjustment may apply to certain surrenders, withdrawals, transfers, and annuitization from a Guaranteed Account. See “The Guaranteed Accounts — Market Value Adjustment.”

We pay compensation to broker-dealers who sold the Contracts. (See “Distribution of Contracts,” below).

DETAILED DESCRIPTION OF CONTRACT PROVISIONS

We describe our basic Contract below. There may be differences in your Contract (such as differences in fees, charges or benefits) from the one described in this prospectus because of the requirements of the state where we issued your Contract. Please consult your Contract for its specific terms.

Issuance of a Contract

This Contract is not available to new purchasers.

The Contract is available to Owners up to and including age 85, on an age on nearest birthday basis, on the Date of Issue. If the Contract is issued to Joint Owners, then the oldest Joint Owner must be 85 years of age or younger on the Date of Issue, again on an age on nearest birthday basis. If the Owner is not a natural person, then the age of the Annuitant must meet the requirements for Owners. At our discretion, we may issue Contracts at ages higher than age 85.

In order to purchase a Contract, an individual must forward an application to us through a licensed National Life agent who is also a registered representative of ESI, the principal underwriter of the Contracts, or another broker/dealer having a Selling Agreement with ESI or a broker/dealer having a Selling Agreement with such a broker/dealer.

If you are purchasing the Contract in connection with a tax-favored arrangement, including an IRA or a Roth IRA, you should carefully consider the costs and benefits of the Contract (such as annuitization benefits) before purchasing a Contract since the tax-favored arrangement itself provides for tax-sheltered growth.

You should not purchase this Contract if you plan to use it for speculation, arbitrage, viatication or any other type of collective investment scheme. Your Contract may not be traded on any stock exchange or secondary market. By purchasing this Contract, you represent and warrant that you are not using this Contract for speculation, arbitrage, viatication or any other type of collective investment trust.

Tax Free “Section 1035” Exchanges. You can generally exchange one non-qualified variable annuity contract for another in a “tax-free exchange” under Section 1035 of the Code. Before making the exchange, you should compare both contracts carefully.

Important Information About Procedures for Opening a New Account. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

Allocation of Net Premium Payments. In the application for the Contract, the Owner will indicate how Net Premium Payments are to be allocated among the Subaccounts of the Variable Account, the Fixed Account and/or the Guaranteed Accounts. These allocations may be changed at any time by the Owner by written notice to us at our Home Office or, if the telephone transaction privilege has been elected, by telephone instructions (see “Telephone Transaction Privilege,” below); all such allocation instructions must be provided in good order. If you change the Contract’s premium allocation percentages, Subaccount will automatically be discontinued unless you specifically direct otherwise. To allocate premiums other than to the existing allocation, the owner must submit a written request with clear direction separate from the check.

The percentages of Net Premium Payments that may be allocated to any Subaccount, the Fixed Account, or any Guaranteed Account must be in whole numbers of not less than 1%, and the sum of the allocation percentages must be 100%. We allocate the initial Net Premium Payment within two business days after receipt at our home office, if the application and all information necessary for processing the order are complete. We do not begin processing your purchase order until we receive the application and initial premium payment at our Home Office, identified on the first page of this prospectus, from your agent’s broker-dealer.

If the application is not properly completed, we retain the initial Premium Payment for up to five business days while attempting to complete the application. If the application is not complete at the end of the five day period, we inform the applicant of the reason for the delay and the initial Premium Payment will be returned immediately, unless the applicant specifically consents to our retaining the initial Premium Payment until the application is complete. Once the application is complete, we allocate the initial Net Premium Payment as designated by the Owner within two business days.

We allocate subsequent Net Premium Payments as of the Valuation Date we receive Net Premium Payments at our Home Office, based on your allocation percentages then in effect. Please note that if you submit your Premium Payment to your agent, we will not begin processing the Premium Payment until we have received it from your agent’s selling firm. At the time of allocation, we apply Net Premium Payments to the purchase of Fund shares. The net asset value of the shares purchased is converted into Accumulation Units.

When all or a portion of a premium payment is received without a clear subaccount designation or allocated to a subaccount that is not available for investment, we may allocate the undesignated portion or the entire amount, as applicable, into the Money Market Subaccount. You may at any time after the deposit direct us to redeem or exchange units in the Money Market Subaccount, which will be completed at the next appropriate net asset value. All transactions will be subject to any applicable fees or charges.

The Subaccount values will vary with their investment experience, and you bear the entire investment risk. You should periodically review your allocation percentages in light of market conditions and your overall financial objectives.

We offered a one-time credit in the amount of 3% of the initial Net Premium Payment to Owners whose initial Net Premium Payment comes from the surrender of an annuity contract issued by National Life’s affiliate, Life Insurance Company of the Southwest. We paid this credit after the free look right with respect to the Contract had expired.

THE VARIABLE ACCOUNT

Contractual Arrangements. National Life has entered or may enter into agreements with Funds pursuant to which the adviser or an affiliate pays National Life a fee based upon an annual percentage of the average net asset amount invested on behalf of the Variable Account and our other separate accounts in exchange for providing administration and other services to Owners on behalf of the Funds. Administration and services may include answering Owner’s questions about the Funds, providing prospectuses, shareholder reports and other Fund documents, providing Funds and their boards information about the Contracts and their operations and/or collecting voting instructions for Fund shareholder proposals. The amount of the compensation is based on a percentage of assets of the Funds attributable to the Contracts and certain other variable insurance products that National Life issues. These percentages may differ and we may be paid a greater percentage by some investment advisers or affiliates than others. The amount of this compensation with respect to the Contracts during 2021 ranged from $2.40 to $7,358 per adviser/affiliate, and the percentages of assets on which the fees are based ranged from 0.05% to 0.35% (this includes payments received in 2021 for services rendered in 2020). The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us to provide these services. The payments we receive as compensation for providing these services may be used by us for any corporate purpose, including payment of expenses (i) that we and our affiliates incur in promoting, issuing, marketing and administering the Contracts, and (ii) that we incur, in our role as intermediary, in promoting, marketing and administering a Fund. National Life may profit from these payments. For more information on the compensation we receive, see “Contractual Arrangement between National Life and the Funds’ Investment Advisors or Distributors” in the Statement of Additional Information.

Our affiliate, Equity Services, Inc. (“ESI”), the principal underwriter for the Contracts, will receive 12b-1 fees deducted from certain Fund assets pursuant to a 12b-1 plan. The 12b-1 plan is described in more detail in each Fund’s prospectus. Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time they will increase the cost of an investment in Fund shares.

We select the Funds offered through this Contract based on several criteria, including asset class coverage, the alignment of the investment objectives of a Fund with our hedging strategy, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund’s adviser or subadviser is one of our affiliates or whether the Fund, its adviser, its subadviser(s), or an affiliate will compensate us or our affiliates, as described above and in the Statement of Additional Information under “Contractual Arrangements Between National Life And The Funds’ Investment Advisors Or Distributors.” We review the Funds periodically and may remove a Fund or limit its availability to new Premium Payments and/or transfers of Contract Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners.

You bear the risk of any decline in the Contract Value of your Contract resulting from the performance of the Funds you have chosen.

Owners, through their indirect investment in the Funds, bear the costs of investment advisory or management and other fees that the Funds pay to their respective investment advisers, and in some cases, subadvisers and other service providers (see the Funds’ prospectuses for more information). As described above, an investment adviser or subadviser to a Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be derived, in whole or in part, from the advisory (and in some cases, subadvisory) or other fees deducted from Fund assets.

Conflicts of Interest. The Funds may also be available to registered separate accounts offering variable annuity and variable life products of other participating insurance companies, as well as to the Variable Account and other separate accounts of National Life. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interest of the Variable Account and one or more of the other separate accounts participating in the underlying Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Owners and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Owners and variable annuity Payees, including withdrawal of the Variable Account from participation in the underlying Fund(s) involved in the conflict.

Change of Address Notification

To protect you from fraud and theft, National Life may verify any changes in address you request by sending a confirmation of the change to both your old and new address. National Life may also call you to verify the change of address.

Unclaimed or Abandoned Property

Every state has unclaimed property laws that generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the contract’s maturity date or the date the death benefit is due and payable.  For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, then the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the contract owner last resided, as shown on our books and records, or to our state of domicile.  This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation.  To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change.  Please call 1-800-732-8939 to make such changes.

THE FIXED ACCOUNT

Net Premium Payments under the Fixed Account portion of the Contract and transfers to the Fixed Account portion are part of our general account, which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in the general account, including the Guaranteed Accounts discussed below, are not registered under the Securities Act of 1933 (“Securities Act”), nor is the general account registered as an investment company under the Investment Company Act. Accordingly, neither the general account nor any interest therein are generally subject to the provisions of the Securities Act or Investment Company Act, and we have been advised that the staff of the SEC has not reviewed the disclosures in this prospectus which relate to the guaranteed interest portion. Disclosures regarding the Fixed Account, the Guaranteed Accounts, and the general account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Our general account is made up of all our general assets, other than those in the Variable Account and any other segregated asset account. Fixed Account Net Premium Payments will be allocated to the Fixed Account by election of the Owner at the time of purchase or by a later change in allocation of Net Premium Payments. We will invest the assets of the Fixed Account and the Guaranteed Accounts in those assets we choose and allowed by applicable law.

Minimum Guaranteed and Current Interest Rates

The Contract Value held in the Fixed Account that is not held in a Collateral Fixed Account is guaranteed to accumulate at a minimum effective annual interest rate which may vary from time to time, but which will be fixed at the issue of a Contract and will not vary over the life of the Contract, and will be at least the minimum effective interest rate required by your state’s law. We may credit the Contract Value in the unloaned portion of the Fixed Account with current rates in excess of the minimum guarantee but we are not obligated to do so. We have no specific formula for determining current interest rates. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, allocations to the Fixed Account made at different times are likely to be credited with different current interest rates. We declare an interest rate each month to apply to amounts allocated or transferred to the Fixed Account in that month. The rate declared on such amounts remains in effect for 12 months. In general, National Life expects to set the interest rates applicable to Contract Value held in the Fixed Account at rates which permit National Life to earn a profit on the investment of the funds. At the end of the 12-month period, we reserve the right to declare a new current interest rate on such amounts and accrued interest thereon (which may be a different current interest rate than the current interest rate on new allocations to the Fixed Account on that date). We determine any interest credited on the amounts in the Fixed Account in excess of the minimum guaranteed rate in our discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate. Amounts allocated to the Fixed Account do not share in the investment performance of our general account or any portion thereof.

Amounts deducted from the unloaned portion of the Fixed Account for the charge for the Annual Contract Fee or transfers to the Variable Account are, for the purpose of crediting interest, accounted for on a last in, first out basis. Amounts deducted from the unloaned portion of the Fixed Account for Withdrawals are accounted for on a first in, first out basis for such purpose.

National Life reserves the right to change the method of crediting interest from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below the applicable minimum rate or shorten the period for which the interest rate applies to less than 12 months.

For Contracts purchased in the State of Washington, no Premium Payments or Contract Value may be allocated to the Fixed Account.

Enhanced Fixed Account

We may make available to the Contracts a special Fixed Account Option, called the “Enhanced Fixed Account.” The Enhanced Fixed Account allows you to move value into the Variable Account on a gradual and systematic basis, while earning interest at a higher fixed rate than otherwise offered on the Fixed Account on your value while it awaits transfer into the Variable Account. You should keep in mind that the interest rate applicable to the Enhanced Fixed Account applies only for a specified period of time and to a principal balance in the Enhanced Fixed Account that declines over time as funds are moved into the Variable Account.

The Enhanced Fixed Account will be available to new and existing Owners who make a one-time new Premium Payment of at least a minimum dollar amount we specify at the time. Contract Value in the Enhanced Fixed Account will accumulate at an effective annual interest rate in excess of the current rates then being credited to Contract Value in the Fixed Account. We will declare the interest rate for the Enhanced Fixed Account at the time of the offer in our discretion, and this interest rate will apply for the entire offer period. When we set an offer period, we will announce all the terms of the Enhanced Fixed Account, and post this information on our web site at www.nationallifegroup.com.

If more than one Enhanced Fixed Account is offered, we will reserve the right to allow you to participate in only one such offer at a time. In that case, once you have transferred all Contract Value out of the Enhanced Fixed Account under the terms of a given offer, you may participate in subsequent offers subject to the preceding condition and subject to any qualifying rules of any subsequent offers. Any Contract Value in the Enhanced Fixed Account accepted under one offer may not be transferred to any subsequent or concurrent offer. Offer availability and interest rates are determined solely by the date of receipt of the eligible new Premium Payment in our Home Office.

We will require that the Contract Value in the Enhanced Fixed Account be systematically transferred on a monthly basis from the Enhanced Fixed Account to the Subaccounts. The required monthly transfer amount will be a percentage of the Premium Payment allocated to the Enhanced Fixed Account. We will declare this percentage at the time of the offer, in our discretion. Each month on the Monthly Contract Date, the monthly transfer amount will be transferred from the Enhanced Fixed Account to the Subaccounts and in the percentage amounts selected by the Owner (other than the Money Market Subaccount), until the Contract Value in the Enhanced Fixed Account is exhausted.

The Enhanced Fixed Account will be part of the Fixed Account described above.

Transfers into the Enhanced Fixed Account will not be allowed. The Owner may transfer Contract Value out of the Enhanced Fixed Account at any time, by making a transfer request. If the entire Contract Value in the Enhanced Fixed Account is transferred out, the program ends. If less than the entire Contract Value in the Enhanced Fixed Account is transferred out, the scheduled monthly transfers will continue until the Enhanced Fixed Account is exhausted.

The Owner may terminate participation in the Enhanced Fixed Account at any time by notifying National Life at its Home Office. This will result in all value in the Enhanced Fixed Account being transferred in accordance with the Owner’s then-current premium allocation.

Withdrawals from the Enhanced Fixed Account will be allowed, in the same manner as for other Withdrawals, but will be subject to any applicable CDSC.

Guaranteed Accounts, as described below, are not available for the systematic transfers out of the Enhanced Fixed Account.

This program is not available simultaneously with Dollar Cost Averaging or Subaccount, but is available with Systematic Withdrawals. Also, if you elect to receive benefits under an Accelerated Benefits Rider while you have Contract Value in the Enhanced Fixed Account, your Contract Value in the Enhanced Fixed Account will immediately be transferred to the Money Market Subaccount.

We may permit, in our discretion, additional Premium Payments on the same Contract to be allocated to the Enhanced Fixed Account. If we do so, we will add a declared percentage of the new Premium Payment to the original monthly transfer amount, the same instructions for allocating to the Subaccounts will apply, and the program will continue to operate until the Contract Value in the Enhanced Fixed Account is exhausted.

We may need to refund Premium Payments intended for the Enhanced Fixed Account if they are less than the minimum required or if, for any other reason, the written instructions of the Owner cannot be carried out. We may hold these Premium Payments for up to 20 days before refunding them. Any amounts refunded will be credited with interest at 5.0% per annum. The Enhanced Fixed Account will not be available in the State of Washington.

THE GUARANTEED ACCOUNTS

Contract Owners may also allocate Net Premium Payments and/or Contract Value to one or more Guaranteed Accounts. These Guaranteed Accounts guarantee a specified interest rate for the entire period of an investment, if the Contract Value remains in a Guaranteed Account for the specified period of time. Guaranteed Accounts are currently available for three-, five-, seven- and ten-year periods.

Like the Fixed Account described above, Net Premium Payments under any Guaranteed Account and transfers to any Guaranteed Account are part of National Life’s general account, which supports its insurance and annuity obligations.

Investments in the Guaranteed Accounts

You may invest in a Guaranteed Account by allocating Net Premium Payments to a Guaranteed Account of the desired three-, five-, seven- and ten-year period, either on the application or by a later change in Net Premium Payment allocation. You may also transfer Contract Value from the Variable Account to a Guaranteed Account with the desired three-, five-, seven- and ten-year period by making a written transfer request, or by telephone if the telephone transaction privilege applies. Transfers from the Fixed Account to a Guaranteed Account are permitted only to the same extent described under “Transfers” above for transfers from the Fixed Account to the Variable Account.

All deposits into a Guaranteed Account are subject to a $500 minimum. If such an allocation would result in a deposit to a Guaranteed Account of less than $500, such Net Premium Payments will be allocated instead to the Money Market Subaccount.

You may not invest in a Guaranteed Account where the end of the guarantee period for such Guaranteed Account is later than your Contract’s Maturity Date.

Interest at a specified rate will be guaranteed to be credited to all Contract Value in a particular Guaranteed Account for the entire specified period, if the Contract Value remains in that Guaranteed Account for the entire specified period. We expect to change the specified rates for new investments in Guaranteed Accounts from time to time based on returns then available to us for the specified periods, but such changes will not affect the rates guaranteed on previously invested Contract Value. We expect to set the rates for the Guaranteed Accounts such that we will earn a profit on the investment of the funds. If you surrender your Contract or withdraw or transfer Contract Value out of a Guaranteed Account prior to the end of the specified period, a variable adjustment referred to in this prospectus as a “market value adjustment” will be applied to such Contract Value before the surrender, Withdrawal or transfer. This market value adjustment is described in detail below.

Currently there is no charge, apart from any market value adjustment as referred to above, for transfers into or out of a Guaranteed Account. However, although we have no present intention to impose a transfer charge in the foreseeable future, we reserve the right to impose in the future a transfer charge of $25 on each transfer in excess of 12 transfers in any Contract Year. We may do this if the expense of administering transfers becomes burdensome. Transfers into and out of a Guaranteed Account, other than at the termination of a Guaranteed Account, would count toward such limits.

We may at any time change the number and/or duration of Guaranteed Accounts we offer. Any such changes will not affect existing allocations to Guaranteed Accounts at the time of the change.

Termination of a Guaranteed Account

The termination date for a particular Guaranteed Account will be the anniversary of the date Contract Value is credited to a Guaranteed Account. For example, if Contract Value is transferred to a 7-year Guaranteed Account on May 2, 2016, the termination date for this Guaranteed Account is May 2, 2023, or the next following Valuation Day if May 2, 2023 is not a Valuation Day.

We will notify you in writing of the termination of your Guaranteed Account. Such notification will normally be mailed approximately 45 days prior to the termination date for a Guaranteed Account. During the 30-day period prior to the termination date (the “30-day window”), you may provide instructions to reinvest the Contract Value in a Guaranteed Account, either as of the date we receive your instructions, or the termination date (or the next Valuation Day, if the date we receive your instructions or the termination date is not a Valuation Day), in any of the Subaccounts of the Variable Account, in the Fixed Account, or in any Guaranteed Account that we may be offering at that time. No market value adjustment will apply to any such reinvestment made as the result of instructions received during the 30-day window. In the event that you do not provide instructions during the 30-day window as to how to reinvest the Contract Value in a Guaranteed Account, we will, on the termination date, or the next following Valuation Day if the termination date is not a Valuation Day, transfer the Contract Value in a Guaranteed Account to the Money Market Subaccount of the Variable Account. No market value adjustment will be applied to this transfer. You will then be able to transfer the Contract Value from the Money Market Subaccount to any other available investment option.

Market Value Adjustment

Contract Value allocated to a Guaranteed Account is not restricted from being surrendered, withdrawn, transferred or annuitized prior to the termination date of the Guaranteed Account. However, a market value adjustment will be applied to a surrender of your Contract or any such Contract Value withdrawn or transferred (we refer to a surrender, Withdrawal or transfer before the 30-day window as a “MVA Withdrawal”) from the Guaranteed Account prior to the 30-day window before its termination date.

We will apply the market value adjustment before we deduct any applicable CDSC or taxes. A market value adjustment will apply to Withdrawals from a Guaranteed Account prior to the 30-day window before its termination date even if a waiver of the CDSC applies to such a Withdrawal.

A market value adjustment reflects the change in current interest rates since we established a Guaranteed Account. The market value adjustment may be positive or negative. Adjustments may be limited in amount, as described in more detail below.

Generally, if at the time of your MVA Withdrawal the applicable index interest rate for maturities equal to the time remaining before the termination date of your Guaranteed Account is higher than the applicable index interest rate for maturities equal to the period of your Guaranteed Account at the time of your investment in the Guaranteed Account, then the market value adjustment will result in a reduction of your Contract Value. If the opposite is true at the time of your MVA Withdrawal, then the market value adjustment will result in an increase in your Contract Value. However, the market value adjustment is limited so that the amount available for MVA Withdrawal, before any CDSC, will never be less than the amount of the initial deposit, less any Withdrawals, plus interest at the Contract’s minimum guaranteed interest rate.

We compute the amount of a market value adjustment as the lesser of (1) and (2) below. The market value adjustment will be positive if (1) below is positive. It will be negative if (1) below is negative.

(1) the absolute value of the Contract Value subject to the market value adjustment times:

((1+i)/ (1+j+c)) n/12   – 1

where

i = the interest rate from the U.S. Treasury Constant Maturities as found in the Federal Reserve Statistical Release H.15 available at the time of the initial deposit for the Guaranteed Account duration.

n = the number of whole months until the termination date of the Guaranteed Account

j = the current interest rate from the U.S. Treasury Constant Maturities as found in the Federal Reserve Statistical Release H.15 available for a period of length n/12, rounded down to the next whole year. If there is no interest rate for the maturity needed to calculate i or j, we will use straight line interpolation between the interest rate for the next highest and next lowest maturities to determine that interest rate. If the maturity is less than one year, we will use the index rate for a one-year maturity.

c = a constant, .0025 in most jurisdictions.

or

(2) the amount initially deposited into the Guaranteed Account times:

((1+k) d/365   – (1 + g) d/365  ) – the sum of all [TransferT ((1+k) e/365   – (1 + g) e/365  )]

where

k = the interest rate guaranteed for the guaranteed period.

d = (365 times the number of complete years since the initial deposit into the Guaranteed Account) plus the number of days since the last anniversary of such initial deposit (or the initial deposit date if less than one year has elapsed since the initial deposit) to the current date.

TransferT = a transfer from the Guaranteed Account on day T.

e = (365 times the number of complete years since T to the current transfer date) plus the number of days from the last anniversary of T (or the days since T if less than one year has elapsed).

g= your Contract’s guaranteed minimum interest rate.

If you have made more than one deposit into a Guaranteed Account, and you do not instruct us otherwise, we will treat Withdrawals and transfers as coming from such Guaranteed Accounts on a pro rata basis, and within Guaranteed Accounts with the same initial guarantee period, on a first-in-first-out basis; that is, Contract Value with the earliest date of deposit into a Guaranteed Account will be withdrawn or transferred prior to Contract Value with later dates of deposit into such Guaranteed Account.

A market value adjustment will be applied to Funds transferred from a Guaranteed Account to collateralize a loan, whether for the initial loan or for loan interest.

We will not apply a market value adjustment to:

●	any MVA Withdrawal during the 30-day window;
●	Death Benefit proceeds;
●	your Contract on its Maturity Date; or
●	any deduction from a Guaranteed Account made to cover the Annual Contract Fee or Rider Charges.

Examples

Example #1:

Original Deposit: $10,000

Original Deposit Date: May 1, 2009

The $10,000 is placed in the seven-year Guaranteed Account. The guaranteed interest rate is 4.25%.

On May 1, 2013, the Owner wishes to transfer the full amount from the seven-year Guaranteed Account. The i rate as of May 1, 2009 for seven year periods was 2.48%. The j rate available for three year periods on May 1, 2013 is 0.34%. The contract’s minimum guaranteed interest rate is 1.50%. There are 36 months remaining in the original guaranteed period. The Contract Value in this Guaranteed Account on May 1, 2013 is $10,868.06. (10,000 × 1.04252  ).

The first part of the market value adjustment formula gives:

$10,868.06 ×(((1+0.0248)/ (1+0.0034+0.0025))36/12   – 1) = $624.19.

The second part of the market value adjustment formula gives:

$10,000 × ((1 + 0.0425)1461/365   – (1 + 0.0150)1461/365  ) = $1,198.76

The amount of the market value adjustment is the lesser of the absolute value of the first part, $624.19, and of the second part, $1,198.76. Because the result of the first part is positive, the market value adjustment is an increase in Contract Value.

The amount of the transfer will be $10,868.06 + $624.19 = $11,492.25.

Example #2

Original Deposit: $10,000

Original Deposit Date: August 1, 2012

The $10,000 is placed in the seven-year Guaranteed Account. The guaranteed interest rate is 3.00%.

On May 1, 2013, the Owner wishes to transfer the full amount from the seven-year guaranteed account. The i rate as of August 1, 2012 for seven year periods was 0.97%. The j rate available for six year periods on May 1, 2013 is 0.92%. The contract’s minimum guaranteed interest rate is 1.50%. There are 75 months remaining in the original guaranteed period. The Contract Value in this Guaranteed Account on May 1, 2013 is $10,223.55. (10,000 × 1.0300 273/365  ).

The first part of the market value adjustment formula gives:

$10,223.55 × (((1+0.0097)/ (1+0.0092+0.0025))75/12   – 1) = -$125.66

The second part of the market value adjustment formula gives:

$10,000 × ((1 + 0.0300)273/365   – (1 + 0.0150)273/365  ) = $111.56

The amount of the market value adjustment is the lesser of the absolute value of the first part, $125.66, and of the second part, $111.56. Since the result of the first part is negative, the market value adjustment is a reduction in Contract Value.

The amount of the transfer will be $10,223.55 - $111.56 = $10,111.98.

Note that the amount $10,111.98 is $10,000 accumulated for 273 days at 1.50%. In this example, the market value adjustment was restricted to the amount of interest earned by the Guaranteed Account in excess of 1.50%, the guaranteed interest rate of the contract. Had the market value adjustment been positive in this example, it still would have been restricted to $111.56.

Other Matters Relevant to the Guaranteed Accounts

If you have Contract Value allocated to a Guaranteed Account when you or a Joint Owner dies, no market value adjustment will be applied to such Contract Value before the Death Benefit is paid.

If you own a section 403(b) Tax-Sheltered Annuity Contract on which loans are available, and you need to borrow Contract Value, you must transfer all Contract Value allocated to a Guaranteed Account to a Subaccount of the Variable Account or to the Fixed Account prior to the processing of the loan. A market value adjustment will apply to such transfer. We will allocate loan repayments to the Subaccounts of the Variable Account and to the unloaned portion of the Fixed Account according to your premium allocation percentages in effect at the time of the repayment. While a loan is outstanding, premiums may not be allocated to, and transfers may not be made to, the Guaranteed Accounts.

The Guaranteed Accounts are not available in the states of Washington and Oregon.

Preserver Plus Program

Under this program, you may place a portion of a Net Premium Payment into a seven year or ten year Guaranteed Account that will grow with guaranteed interest to 100% of that Net Premium Payment. We will calculate the portion of the Net Premium Payment needed to accumulate over the chosen guarantee period to 100% of the Net Premium Payment. The balance of the Net Premium Payment may be allocated to the Subaccounts of the Variable Account, the Fixed Account, or other Guaranteed Accounts in any manner you desire, subject to our normal allocation rules.

Amounts allocated to a Guaranteed Account under this program will not equal the original Net Premium Payment if any transfer or Withdrawal is made from a Guaranteed Account prior to the end of the guarantee period. Keep in mind that if you have a Qualified Contract, you will be required to take minimum required distributions.

OTHER CONTRACT RIGHTS AND PRIVILEGES

Transfers

You may transfer the Contract Value among the Subaccounts of the Variable Account and among the Variable Account, the Fixed Account (subject to the limitations set forth below) and the Guaranteed Accounts by making a written transfer request. If you elect the telephone transaction privilege, you may make transfers by telephone. See “Telephone Transaction Privilege,” below. Transfers are made as of the Valuation Day that the request for transfer is received, in good order, at our Home Office. Please remember that a Valuation Day ends at the close of regular trading of the New York Stock Exchange, usually 4:00 p.m. Eastern Time. Transfers to or from the Subaccounts may be postponed under certain circumstances. See “Payments,” below. A market value adjustment will be applied to transfers out of a Guaranteed Account prior to its termination date. See “The Guaranteed Accounts,” below.

We currently allow transfers to the Fixed Account and the Guaranteed Accounts of all or any part of the Variable Account Contract Value, without charge or penalty. We reserve the right to restrict transfers to the Fixed Account and/or the Guaranteed Accounts to 25% of the Variable Account Contract Value during any Contract Year. For Contracts issued in Massachusetts only, we will enforce the above restrictions on your ability to move Contract Value into the Fixed Account and the Guaranteed Accounts only when the yield on investment would not support the statutory minimum interest rate. In addition, we will enforce these restrictions only in a manner that would not be unfairly discriminatory.

You may, one time each year between January 1st   and February 15th  , transfer a portion of the unloaned value in the Fixed Account to the Variable Account. We reserve the right to restrict this transfer to 10% of the Contract Value in the Fixed Account (25% in New York). After a transfer from the Fixed Account to the Variable Account or a Guaranteed Account, we reserve the right to require that the value transferred remain in the Variable Account or a Guaranteed Account for at least one year before it may be transferred back to the Fixed Account. Because of the Fixed Account’s transfer restrictions, it may take you several years to transfer all of your Accumulated Value in the Fixed Account to a Guaranteed Account or to the Subaccounts of the Variable Account. You should carefully consider whether the Fixed Account and a Guaranteed Account meet your investment criteria.

For Contracts issued after July 1, 2004, where this provision has been approved by your state insurance regulator, if you transfer Contract Value out of any Guaranteed Account, you may not transfer Contract Value back into any Guaranteed Account until one year has elapsed from the time of the transfer out of a Guaranteed Account.

We do not permit transfers between the Variable Account and the Fixed Account after the Annuitization Date.

We have no current intention to impose a transfer charge. However, we reserve the right, upon prior notice, to impose a transfer charge of $25 for each transfer in excess of 12 transfers in any one Contract Year. We may do this if the expense of administering transfers becomes burdensome. See “Transfer Charge,” below.

Disruptive Trading

Policy. The Contracts are intended for long-term investment by Owners. They were not designed for the use of market timers or other investors who make similar programmed, large, frequent, or short-term transfers. Market timing and other programmed, large, frequent, or short-term transfers among the Subaccounts or between the Subaccounts and the Fixed Account or a Guaranteed Account can cause risks with adverse effects for other Owners (and beneficiaries and Funds). These risks include:

●	the dilution of interests of long-term investors in a subaccount if purchases or transfers into or out of a Fund are made at prices that do not reflect an accurate value for the Fund’s investments;
●	an adverse effect on Fund management, such as impeding a Fund manager’s ability to sustain an investment objective, causing a Fund to maintain a higher level of cash than would otherwise be the case, or causing a Fund to liquidate investments prematurely (or at an otherwise inopportune time) to pay withdrawals or transfers out of the Fund; and
●	increased brokerage and administrative expenses.

The risks and costs are borne by all Owners invested in those Subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and other transfers (the “Procedures”) and we do not make special arrangements or grant exceptions to accommodate market timing or other potentially disruptive or harmful trading. Do not invest in this Contract if you intend to conduct market timing or other potentially disruptive trading.

Detection. We employ various means to attempt to detect and deter market timing and disruptive trading. However, despite our monitoring, we may not be able to detect or stop all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the Funds, we cannot guarantee that all harmful trading will be detected or that a Fund will not suffer harm from programmed, large, frequent, or short-term transfers among the Subaccounts of variable products issued by these companies or retirement plans.

Deterrence. Once an Owner has been identified as a “market timer” under the Procedures, we notify the Owner that we will not accept instructions for such market timing or other similar programmed, large, frequent or short-term transfers in the future. We also will mark the Contract on our administrative system so that the system will have to be overridden by the Variable Products services staff to process any transfers. We will only permit the Owner to make transfers when we believe the Owner is not “market timing.”

In our sole discretion, we may revise the Procedures at any time, without prior notice, as necessary to (i) better detect and deter frequent, large, or short-term transfers that may adversely affect other Owners or Fund shareholders, (ii) comply with state or federal regulatory requirements, or (iii) impose additional or alternate restrictions on market timers (such as dollars or percentage limits on transfers). We also reserve the right, to the extent permitted or required by applicable law, to (1) implement and administer redemption fees imposed by one or more Funds in the future, (2) deduct redemption fees imposed by the Funds, and (3) suspend the transfer privilege at any time we are unable to purchase or redeem shares of the Funds. We may be required to share personal information about you with the Funds.

We currently do not impose redemption fees on transfers. Further, for transfers between or among the Subaccounts, we currently do not expressly allow a certain number of transfers in a given period or limit the size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our Procedures in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

Our ability to detect and deter such transfer activity is limited by our operational and technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. Accordingly, despite our best efforts, we cannot guarantee that the Procedures will detect or deter frequent or harmful transfers by such Owners or intermediaries acting on their behalf. We apply the Procedures consistently to all Owners without waiver or exception.

Fund Frequent Trading Policies. The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds describe any such policies and procedures. The frequent trading policies and procedures of a Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage market timing and other programmed, large, frequent, or short-term transfers. You should be aware that we may not have the operational capacity to apply the frequent trading policies and procedures of the respective Funds that would be affected by the transfers. Accordingly, Owners and other persons who have material rights under the Contracts should assume that the sole protections they may have against potential harm from frequent transfers are the protections, if any, provided by the Procedures.

Owners should be aware that we are required to provide to a portfolio or its designee, promptly upon request, certain information about the trading activity of individual Owners, and to restrict or prohibit further purchases or transfers by specific Owners identified by a portfolio as violating the frequent trading policies established for that portfolio. If we do not process a purchase because of such restriction or prohibition, we may return the premium to the Owner, place the premium in the Money Market Subaccount until we receive further instruction from the Owner and/or replace the restricted or prohibited Subaccount with the Money Market Subaccount in the Owner’s default allocation until we receive further instructions from the Owner.

Omnibus Orders. Owners and other persons with material rights under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and individual retirement plan participants. The omnibus nature of these orders may limit each Fund’s ability to apply its respective frequent trading policies and procedures. We cannot guarantee that the

Fund will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the Funds. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of Fund shares, as well as the owners of all of the variable annuity or variable life insurance policies whose variable investment options correspond to the affected Funds. In addition, if a Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the Fund may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

As a result of our discretion to permit Owners previously identified as “market timers” to make transfers that we do not believe involve “market timing,” and as a result of operational and technological limitations, differing fund procedures, and the omnibus nature of purchase and redemption orders, some Owners may still be able to engage in market timing, while other Owners bear any adverse effects of that market timing activity. To the extent we are unable to detect and deter market timing or other similar programmed, large, frequent, or short-term transfers, the performance of the Subaccount and the Fund could be adversely affected, including by (1) requiring the Fund to maintain larger amounts of cash or cash-type securities than the Fund’s manager might otherwise choose to maintain or to liquidate Fund holdings at disadvantageous times, thereby increasing brokerage, administrative, and other expenses and (2) diluting returns to long-term shareholders.

Annuitization

Maturity Date. The Maturity Date is the date on which annuity payments are scheduled to begin. You may indicate the Maturity Date on the application. The earliest Maturity Date must be at least 2 years after the Date of Issue, unless otherwise approved (10 years after the Date of Issue in the States of Oregon and Massachusetts). If no specific Maturity Date is selected, the Maturity Date will be your 90th birthday, the 90th birthday of the oldest of Joint Owners, or the Annuitant’s 90th birthday if the Owner is not a natural person; or, if later, 10 years after the Date of Issue. You may elect a single payment equal to the Cash Surrender Value on the Maturity Date, rather than annuity payments. You may also settle the contract under a Payment Option prior to the scheduled maturity date. You may contact either your registered representative or the Home Office for requirements to settle the Contract. Please note that payment of any amount in excess of Contract Value is subject to the financial strength and claims-paying ability of National Life. The contract owner will not be able to withdraw any Contract value amounts after the annuity commencement date.

If you request in writing (see “Ownership Provisions,” below), and we approve the request, the Maturity Date may be accelerated or deferred. However, we will not permit an acceleration of a Contract’s Maturity Date to any date before the 30-day window prior to the termination date of any Guaranteed Account held by the Contract. If an Owner of such a Contract desires to accelerate that Contract’s Maturity Date, the Owner must first transfer the Contract Value in all Guaranteed Accounts the termination dates of which would occur more than 30 days after the accelerated Maturity Date into the Fixed Account or the Variable Account. A market value adjustment will be applied to such Contract Value transferred out of the Guaranteed Accounts. See “The Guaranteed Accounts,” below.

Election of Payment Options. You may, with prior written notice (in good order) and at any time prior to the Annuitization Date, elect one of the Annuity Payment Options. We apply the Contract Value in each Subaccount (less any premium tax previously unpaid) to provide a Variable Annuity payment. We apply the Contract Value in the Fixed Account (less any premium tax previously unpaid) to provide a Fixed Annuity payment.

If an election of an Annuity Payment Option is not on file with National Life on the Annuitization Date, we will pay the proceeds as Option 3 - Payments for Life with 120 months certain. You may elect, revoke or change an Annuity Payment Option at any time before the Annuitization Date with 30 days prior written notice. The Annuity Payment Options available are described below.

Frequency and Amount of Annuity Payments. The amount of your annuity payment depends in part on the frequency and duration of annuity payments. If you would like the amount of your annuity payments to be as large as possible, you should select an option that pays less frequently and for a shorter duration. On the other hand, if it is important for you to receive annuity payments as often and for as long a time period as possible, you should select an annuity payment option that pays more frequently and for a longer period of time. Please note that, in general, the more frequent or the longer the duration is for annuity payments, the smaller the amount that each annuity payment will be. We pay annuity payments as monthly installments, unless you select annual, semi-annual or quarterly installments. If the amount to be applied under any Annuity Payment Option is less than $3,500, we have the right to pay such amount in one lump sum in lieu of the payments otherwise selected. In addition, if the payments selected would be or become less than $100, we have the right to change the frequency of payments that will result in payments of at least $100. In no event will we make payments under an annuity option less frequently than annually.

Annuitization - Variable Account

We will determine the dollar amount of the first Variable Annuity payment by dividing the Variable Account Contract Value on the Annuitization Date by 1,000 and applying the result as set forth in the applicable Annuity Table. The amount of each Variable Annuity payment depends on the age of the Chosen Human Being on his or her birthday nearest the Annuitization Date, and the sex of the Chosen Human Being, if applicable, unless otherwise required by law.

Variable Annuity payments vary in amount in accordance with the investment performance of the Variable Account. The following steps are taken to establish the number of Annuity Units representing each monthly annuity payment:

●	The dollar amount of the first annuity payment as determined above is divided by the value of an Annuity Unit on the Annuitization Date;
●	The number of Annuity Units remains fixed during the annuity payment period;
●	The dollar amount of the second and subsequent payments is not predetermined and may change from payment to payment; and
●	The dollar amount of each subsequent payment is determined by multiplying the fixed number of Annuity Units by the value of an Annuity Unit for the Valuation Period in which the payment is due.

Once payments have begun, future payments will not reflect any changes in mortality experience.

Value of an Annuity Unit. The value of an Annuity Unit for a Subaccount is set at $10 when the first Fund shares are purchased. The value of an Annuity Unit for a Subaccount for any subsequent Valuation Period is determined by multiplying the value of an Annuity Unit for the immediately preceding Valuation Period by the applicable Net Investment Factor for the Valuation Period for which the value of an Annuity Unit is being calculated and multiplying the result by an interest factor to neutralize the assumed investment rate of 3.5% per annum (see “Net Investment Factor,” above).

Assumed Investment Rate. A 3.5% Assumed Investment Rate is built into the Annuity Tables contained in the Contracts. We may make assumed investment rates available at rates other than 3.5%. A higher assumption would mean a higher initial payment but more slowly rising or more rapidly falling subsequent payments. A lower assumption would have the opposite effect. If the actual investment return, as measured by the Net Investment Factor, is at a constant annual rate of 3.5%, the annuity payments will be level.

Annuitization - Fixed Account

A Fixed Annuity is an annuity with payments that are guaranteed as to dollar amount during the annuity payment period. We determine the amount of the periodic Fixed Annuity payments by applying the Fixed Account Contract Value to the applicable Annuity Table in accordance with the Annuity Payment Option elected. This is done at the Annuitization Date using the age of the Chosen Human Being on his or her nearest birthday, and the sex of the Chosen Human Being, if applicable. The applicable Annuity Table will be based on our expectation of investment earnings, expenses and mortality (if payments depend on whether the Chosen Human Being is alive) on the Annuitization Date. The applicable Annuity Table will provide a periodic Fixed Annuity payment at least as great as the guarantee described in your Contract.

We do not credit discretionary interest to Fixed Annuity payments during the annuity payment period for annuity options based on life contingencies. The Annuitant must rely on the Annuity Tables applicable to the Contracts to determine the amount of Fixed Annuity payments.

Annuity Payment Options

Any of the following Annuity Payment Options may be elected:

Option 1-Payments for a Stated Time. We will make monthly payments for the number of years selected, which may range from 5 years to 30 years.

Option 2-Payments for Life. An annuity payable monthly during the lifetime of a Chosen Human Being (who may be named at the time of election of the Payment Option), ceasing with the last payment due prior to the death of the

Chosen Human Being. It would be possible under this option for the Payee to receive only one annuity payment if the annuitant dies before the second annuity payment date, two annuity payments if the Annuitant dies before the third annuity payment date, and so on.

Option 3-Payments for Life with Period Certain-Guaranteed. For an annuity that if at the death of the Chosen Human Being payments have been made for less than 10 or 20 years, as selected, we guarantee to continue annuity payments during the remainder of the selected period.

We may allow other Annuity Payment Options, including, if applicable, the Stretch Annuity Payment Option described below.

Some of the stated Annuity Payment Options may not be available in all states. You may request an alternative non-guaranteed option by giving notice in writing prior to Annuitization. If a request is approved by us, it will be permitted under the Contract.

Qualified Contracts (except Roth IRAs before the Owner’s death) are subject to the minimum distribution requirements set forth in the Code. If your Contract is a Qualified Contract, not all of the Annuity Payment Options will satisfy required minimum distribution rules, particularly as those rules apply to your beneficiary after your death. Beginning with deaths happening on or after January 1, 2020, subject to certain exceptions most non-spouse beneficiaries must now complete distributions within ten years of the owner’s death in order to satisfy required minimum distribution rules. Please consult a tax advisor.

Under Payment Option 1, you may change to any other Payment Option at any time. At the time of the change, remaining value will be applied to the new Payment Option to determine the amount of the new payments. Under Payment Option 1, you may also fully surrender the Contract at any time. Upon surrender in this situation, the Owner will receive the remaining value of the Contract, which is the value of the Contract used to determine the most recent payment amount, adjusted for investment performance through the date of surrender. Surrender is subject to any applicable CDSC at the time of the surrender.

Stretch Annuity Payment Option

We offer the Stretch Annuity Payment Option to Contracts that have paid Net Premium Payments, less any Withdrawals (including the impact of any CDSC associated with such Withdrawals), of at least $25,000 per beneficiary participating in the payment option.

Under this payment option, we will make annual payments for a period determined by the joint life expectancy of an initial Payee and a beneficiary, as calculated based on Table VI of Section 1.72-9 of the Income Tax Regulations (but if the Contract is a Qualified Contract, no less than the minimum required distribution under the Code). For a Non-Qualified Contract, the beneficiary may be a much younger person than the initial Payee, such as a grandchild, so that under this payment option, payments may be made over a lengthy period of years.

Please consult your authorized National Life representative for more information on the Stretch Annuity Payment Option.

You should consult your tax advisor about potential income, gift, estate and generation-skipping transfer tax consequences of electing the Stretch Annuity Payment Option. The Stretch Annuity Payment Option may not satisfy Qualified Contract required minimum distribution rules for all beneficiaries. Beginning with deaths happening on or after January 1, 2020, subject to certain exceptions most non-spouse beneficiaries must now complete death benefit distributions within ten years of the owner’s death in order to satisfy required minimum distribution rules. Also see Federal Income Tax Considerations - Other Tax Issues”

Death of Owner

If you or a Joint Owner dies prior to the Annuitization Date, then we will pay a Death Benefit to the Beneficiary.

The Contract provides that if you or a Joint Owner dies prior to the Contract Anniversary on which your age, on an age on nearest birthday basis, is 81, the Death Benefit will be equal to the greater of:

(a)	the Contract Value, or

(b)	the Net Premium Payments made to the Contract, minus all Withdrawals (including any CDSC deducted in connection with such Withdrawals), and minus any outstanding loans on the Contract and accrued interest, and adjusted such that if you effect a Withdrawal (including a systematic Withdrawal) at a time when the Contract Value is less than the amount of the Death Benefit that would then be payable to you, the Death Benefit will be reduced by the same proportion that the Withdrawal reduces the Contract Value (this adjustment will have the effect of reducing the Death Benefit by more than the amount of the Withdrawal, where a Withdrawal is taken at a time when the Death Benefit is greater than the Contract Value), and

(c)	in each case minus any applicable premium tax charge to be assessed upon distribution.

Please note that payment of any amount in excess of Contract Value is subject to the financial strength and claims-paying ability of National Life.

The Contract further provides that if you die after the Contract Anniversary on which your age, on an age nearest birthday basis, is 81 (or in the case of Joint Owners, where the first of Joint Owners to die dies after the Contract Anniversary on which the age of the oldest Joint Owner, on an age on nearest birthday basis, is 81), then the Death Benefit shall be equal to the Contract Value, minus any applicable premium tax charge.

Example:

How the Standard Death Benefit is Calculated

Assume that:

(1)	you purchase this contract with a $200,000 premium payment (no additional premium payments are made);

(2)	the Contract Value immediately preceding the withdrawal is $250,000;

(3)	the free withdrawal amount is 15% and the surrender charge is 6% immediately preceding the withdrawal.

(4)	$50,000 net withdrawal is made after the second Contract Anniversary;

(5)	you die in the third Contract Year and the Contract Value of the contract has decreased to $175,000.

The Death Benefit is the greatest of:

a)	the Contract Value

= $175,000; or

b)          Net Premium payments less any partial withdrawals including surrender charges on that withdrawal less any outstanding loans and accrued interest on that loan. If the net premium at the time of withdrawal is higher than the contract value, then the net premium is reduced proportionally rather than dollar for dollar. In this example, the net premium is less than the contract value at time of withdrawal so the reduction is dollar for dollar.

= $149,250 ($200,000 – $50,000 – (($50,000 - $37,500) * 6%);

Unless the Beneficiary is the deceased or the Owner’s (or Joint Owner’s) spouse (as defined under Federal law), the Death Benefit must be distributed within five years of such Owner’s death. The Beneficiary may elect to receive Distribution in the form of a life annuity or an annuity for a period not exceeding his or her life expectancy. Such annuity must begin within one year following the date of the Owner’s death and is currently available only as a Fixed Annuity. If the Beneficiary is the spouse of the deceased Owner (or, if applicable, a Joint Owner), then the Contract may be continued without any required Distribution. If the deceased Owner (or Joint Owner) and the Annuitant are the same person, the death of that person will be treated as the death of the Owner for purposes of determining the Death Benefit payable.

The right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under Federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.

Qualified Contracts may be subject to specific rules set forth in the Plan, Contract, or Code concerning Distributions upon the death of the Owner. Beginning with deaths happening on or after January 1, 2020, subject to certain exceptions most non-spouse beneficiaries must now complete death benefit distributions within ten years of the owner’s death in order to satisfy required minimum distribution rules.

Death of Annuitant Prior to the Annuitization Date

If an Annuitant who is not an Owner dies prior to the Annuitization Date, a Death Benefit equal to the Cash Surrender Value of the Contract will be payable to the Beneficiary. If the Owner is a natural person and a contingent Annuitant has been named or the Owner names a contingent Annuitant within 90 days of the Annuitant’s death, the Contract may be continued without any required Distribution. If no Beneficiary is named (or if the Beneficiary predeceases the Annuitant), then the Death Benefit will be paid to the Owner. If the Owner is not a natural person, then the death of the Annuitant will be treated as if it were the death of the Owner, and the disposition of the Contract will follow the death of the Owner provisions set forth above.

In any case where a Death Benefit is paid, the value of the Death Benefit will be determined as of the Valuation Day coinciding with or next following the date we receive, in good order, at our Home Office in writing:

●	due proof of the Annuitant’s or an Owner’s (or Joint Owner’s) death;

●	an election for either a single sum payment or an Annuity Payment Option (currently only Fixed Annuities are available in these circumstances); and

●	any form required by state insurance laws.

If a single sum payment is requested, we will make payment in accordance with any applicable laws and regulations governing the payment of Death Benefits. If an Annuity Payment Option is requested, the Beneficiary must make an election during the 90-day period commencing with the date we receive written notice and as otherwise required by law. If no election has been made by the end of such 90-day period commencing with the date we receive written notice or as otherwise required by law the Death Benefit will be paid in a single sum payment.

If you or your Beneficiary elect to receive proceeds in a lump sum payment, unless the Beneficiary requests a National Life check, we will place the proceeds into an interest bearing special account maintained by a financial institution and retained by us in our General Account. In that case, we will send you or your Beneficiary a "draftbook"; you or your Beneficiary can access funds from the special account by writing a "draft" for all or a portion of the Death Benefit proceeds. We fund the "draft" writing privileges. The interest bearing special account is not a bank account and is subject to the claims of our creditors. The interest bearing special account is not insured nor guaranteed by the FDIC or any other government agency. We will send the payee the "draftbook" within seven days of when we placed the proceeds into the special account, and the payee will receive any interest on the proceeds placed in the special account. There is no guaranteed rate of interest credited to the proceeds placed in the special account. However, any interest credited to the special interest bearing account will be currently taxable to you or your Beneficiary in the year in which it is credited. We may make a profit on all amounts left in the interest bearing special account.

Generation-Skipping Transfers

We may determine whether the Death Benefit or any other payment constitutes a direct skip as defined in Section 2612 of the Code, and the amount of the tax on the generation-skipping transfer resulting from such direct skip. If applicable, the payment will be reduced by any tax National Life is required to pay by Section 2603 of the Code.

A direct skip may occur when property is transferred to or a Death Benefit is paid to an individual two or more generations younger than the Owner.

Ownership Provisions

Unless otherwise provided, the Owner has all rights under the Contract. If the purchaser names someone other than himself or herself as owner, the purchaser will have no rights under the contract. If Joint Owners are named, each Joint Owner possesses an undivided interest in the Contract. The death of any Joint Owner triggers the provisions of the Contract relating to the death of the Owner. Unless otherwise provided, when Joint Owners are named, the exercise of any ownership right in the Contract (including the right to surrender the Contract or make a Withdrawal, to change the Owner, the Annuitant, a Contingent Annuitant, the Beneficiary, the Annuity Payment Option or the Maturity Date) requires a written indication of an intent to exercise that right, signed by all Joint Owners.

Prior to the Annuitization Date, the Owner may name a new Owner. Such change may be subject to state and federal gift taxes, and may also result in current federal income taxation (see “Federal Income Tax Considerations,” below). Any change of Owner will automatically revoke any prior Owner designation. Any request for change of Owner must be in good order—(1) made by proper written application, (2) received and recorded by National Life at its Home Office, and (3) may include a signature guarantee as specified in the “Surrender and Withdrawal” provision below. The change is effective on the date the written request is signed. A new choice of Owner will not apply to any payment made or action we take prior to the time the request for change was received (in good order) and recorded.

The Owner may request a change in the Annuitant or contingent Annuitant before the Annuitization Date. Such a request must be made in writing on a form acceptable to us and must be signed by the Owner and the person to be named as Annuitant or contingent Annuitant. Any such change is subject to underwriting and approval by us.

BENEFITS AVAILABLE UNDER THE CONTRACTS

The following tables summarize information about the benefits available under the Contract.

Basic Death Benefit (automatically included with the Contract).

NAME OF BENEFIT	PURPOSE	FEE	BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
Basic Death Benefit	Guarantees your beneficiaries will receive a benefit of at least your Contract Value on the date National Life receives all required documentation from your Beneficiary.	No additional charge	•Withdrawals could significantly reduce the benefit. •Benefit terminates on annuitization.

Other Optional Benefits Included With All Contracts At No Additional Cost.

NAME OF BENEFIT	PURPOSE	FEE	BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
Rebalancing	Automatically reallocates your Contract Value among Subaccounts periodically to maintain your selected allocation percentages	None	•You may cancel your Rebalancing program using whatever methods you use to change your allocation instructions.
Dollar Cost Averaging	Automatically transfers a dollar amount or percentage of money periodically transferred automatically into the Subaccounts from the Money Market Subaccounts.	None	•Certain Subaccounts may not be appropriate for cost averaging transfers in volatile markets.
Systematic Withdrawals	Provides automatic withdrawals on a monthly, quarterly, semi-annual or annual basis	None	•CDSC may apply to Systematic Withdrawals
Preserver Plus Program	Allows placing a portion of a Net Premium Payment into a sever year or ten year Guaranteed Account that will grow with guaranteed interest to 100% of that Net Premium payment.	None

•Amounts allocated to a Guaranteed Account will not equal the original Net Premium Payment if any transfer or Withdrawal is made from a Guaranteed Account prior to the end of the Guarantee Period

•Qualified Contracts are

Accelerated Benefit Riders	Provides for accelerated Death Benefits prior to the death of a covered person in certain circumstances for terminal illness or chronic illness create a need for access to the Death Benefit	None	•Benefits accelerated under these Riders are discounted for interest and mortality. •Once benefits have been accelerated, the Contract terminates.

PURCHASES AND CONTRACT VALUE

This contract is not available to new purchases.

Premium Payments

The Initial Premium Payment. The initial Premium Payment was required to be at least $5,000 for Non-Qualified Contracts, and at least $1,500 for Qualified Contracts. We may at our discretion permit initial Premium Payments lower than these minimums. For Contracts purchased in South Carolina, the initial Premium Payment for Qualified Contracts was at least $3,000.

Subsequent Premium Payments. Subsequent Premium Payments may be made at any time, but must be at least $100 ($50 for IRAs). We may accept lower Premium Payments at our discretion if the Premium Payments are remitted electronically. Subsequent Premium Payments to the Variable Account will purchase Accumulation Units at the price next computed for the appropriate Subaccount after we receive the additional Premium Payment. For Contracts purchased in the State of Massachusetts by Owners who were less than 60 at the time of purchase, we will not accept Premium Payments after the Owner attains the age of 63. For Contracts purchased in the State of Massachusetts by Owners who were 60 or older at the time of purchase, we will not accept Premium Payments after the third Contract Anniversary. The total of all Premium Payments under Contracts issued on the life of any one Owner (or Annuitant if the owner is not a natural person) may not exceed $1,000,000 without our prior consent. Transactions will not be processed on the following days: New Year’s Day, Presidents’ Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas Day. Please remember that we must receive a transaction request in good order at our Home Office before the close of regular trading on the New York Stock Exchange, usually 4:00 p.m., Eastern Time, to process the transaction on that Valuation Day.

Allocation of Net Premium Payments. In the application for the Contract, the Owner will indicate how Net Premium Payments are to be allocated among the Subaccounts of the Variable Account, the Fixed Account and/or the Guaranteed Accounts. These allocations may be changed at any time by the Owner by written notice to us at our Home Office or, if the telephone transaction privilege has been elected, by telephone instructions (see “Telephone Transaction Privilege,” below); all such allocation instructions must be provided in good order. If you change the Contract’s premium allocation percentages, Subaccount will automatically be discontinued unless you specifically direct otherwise. To allocate premiums other than to the existing allocation, the owner must submit a written request with clear direction separate from the check.

The percentages of Net Premium Payments that may be allocated to any Subaccount, the Fixed Account, or any Guaranteed Account must be in whole numbers of not less than 1%, and the sum of the allocation percentages must be 100%. We allocate the initial Net Premium Payment within two business days after receipt at our home office, if the application and all information necessary for processing the order are complete. We do not begin processing your purchase order until we receive the application and initial premium payment at our Home Office, identified on the first page of this prospectus, from your agent’s broker-dealer.

If the application is not properly completed, we retain the initial Premium Payment for up to five business days while attempting to complete the application. If the application is not complete at the end of the five day period, we inform the applicant of the reason for the delay and the initial Premium Payment will be returned immediately, unless the applicant specifically consents to our retaining the initial Premium Payment until the application is complete. Once the application is complete, we allocate the initial Net Premium Payment as designated by the Owner within two business days.

We allocate subsequent Net Premium Payments as of the Valuation Date we receive Net Premium Payments at our Home Office, based on your allocation percentages then in effect. Please note that if you submit your Premium Payment to your agent, we will not begin processing the Premium Payment until we have received it from your agent’s selling firm. At the time of allocation, we apply Net Premium Payments to the purchase of Fund shares. The net asset value of the shares purchased is converted into Accumulation Units.

When all or a portion of a premium payment is received without a clear subaccount designation or allocated to a subaccount that is not available for investment, we may allocate the undesignated portion or the entire amount, as applicable, into the Money Market Subaccount. You may at any time after the deposit direct us to redeem or exchange units in the Money Market Subaccount, which will be completed at the next appropriate net asset value. All transactions will be subject to any applicable fees or charges.

The Subaccount values will vary with their investment experience, and you bear the entire investment risk. You should periodically review your allocation percentages in light of market conditions and your overall financial objectives.

We offered a one-time credit in the amount of 3% of the initial Net Premium Payment to Owners whose initial Net Premium Payment comes from the surrender of an annuity contract issued by National Life’s affiliate, Life Insurance Company of the Southwest. We paid this credit after the free look right with respect to the Contract had expired.

Value of a Variable Account Accumulation Unit

We set the value of a Variable Account Accumulation Unit for each Subaccount at $10 when the Subaccounts commenced operations. We determine the value for any subsequent Valuation Period by multiplying the value of an

Accumulation Unit for each Subaccount for the immediately preceding Valuation Period by the Net Investment Factor for the Subaccount during the subsequent Valuation Period. The value of an Accumulation Unit may increase or decrease from Valuation Period to Valuation Period. No minimum value of an Accumulation Unit is guaranteed. The number of Accumulation Units will not change as a result of investment experience.

Net Investment Factor. Each Subaccount of the Variable Account has its own Net Investment Factor.

The Net Investment Factor measures the daily investment performance of that Subaccount.

The Net Investment Factor may be greater or less than one; therefore, the value of an Accumulation Unit may increase or decrease.

Changes in the Net Investment Factor may not be directly proportional to changes in the net asset value of Fund shares because of the deduction for the Mortality and Expense Risk Charge and Administration Charge.

Fund shares are valued at their net asset value. The Net Investment Factor allows for the monthly reinvestment of daily dividends that are credited by some Funds (e.g., the BlackRock Government Market Portfolio).

Determining the Contract Value.

The Contract Value is the sum of:

1) the value of all Variable Account Accumulation Units, plus

2) amounts allocated and credited to the Fixed Account, plus

3) amounts allocated and credited to a Guaranteed Account, minus

4) any outstanding loans on the Contract and accrued interest on such loans.

When charges or deductions are made against the Contract Value, we deduct an appropriate number of Accumulation Units from the Subaccounts and an appropriate amount from the Fixed Account in the same proportion that your interest in the Subaccounts and the unloaned value in the Fixed Account bears to the total Contract Value. We will not deduct charges or deductions from a Guaranteed Account unless there is not sufficient Contract Value in the Subaccounts of the Variable Account and in the Fixed Account. If we need to deduct charges or deductions from the Guaranteed Accounts, we will do so pro rata from all Guaranteed Accounts, and within Guaranteed Accounts of the same duration, on a first-in-first-out basis; that is, the Contract Value with the earliest date of deposit will be deducted first. Value held in the Fixed Account and the Guaranteed Accounts is not subject to Variable Account charges (Mortality and Expense Risk and Administration Charges), but may be subject to CDSCs, the Annual Contract Fee, and premium taxes, if applicable.

We have entered into a distribution agreement with ESI, our affiliate, for the distribution and sale of the Contracts. ESI is a wholly owned indirect subsidiary of National Life Holding Company. Pursuant to this agreement, ESI serves as principal underwriter for the Contracts. ESI’s principal business address is One National Life Drive Montpelier VT 05602.

OTHER CONTRACT RIGHTS AND PRIVILEGES

Loan Privilege - Tax Sheltered Annuities

Subject to approval in your state, if you own a section 403(b) Tax-Sheltered Annuity Contract, loans will be available on your Contract. Loans will be subject to the terms of the Contract and the Code.

If a loan provision is included in your Tax-Sheltered Annuity Contract, loans will be available any time prior to the Annuitization Date. We may limit the number of loans available on a single contract. You will be able to borrow a minimum of $1,500 (we may permit lower amounts). The maximum loan balance which may be outstanding at any time on your Contract is 90% of the sum of Contract Value, outstanding loans and accrued interest on loans minus the CDSC that would apply if you surrendered your Contract (if you have Contract Value allocated to one or more Guaranteed Accounts, at the time you wish to take a loan, you must first transfer all such Contract Value out of those Guaranteed Accounts - see “The Guaranteed Accounts,” below). In no event may the aggregate amount borrowed from all your Tax-Sheltered Annuities under your 403(b) Plan, including this Contract, exceed the lesser of:

(a)	50% of the combined nonforfeitable account balances of all your Tax-Sheltered Annuities held under your 403(b) Plan (or $10,000 if greater); or

(b)	$50,000.

The $50,000 limit will be reduced by the excess (if any) of the highest loan balances owed during the prior one-year period over the loan balance on the date the loan is made. The highest loan balance owed during the prior one-year period may be more than the amount outstanding at the time of the loan, if an interest payment or principal repayment has been made.

All loans will be made from the Collateral Fixed Account. When a loan is taken, an amount equal to the principal amount of the loan will be transferred to the Collateral Fixed Account. We will transfer to the Collateral Fixed Account an amount equaling the loan from the Subaccounts of the Variable Account and unloaned portion of the Fixed Account in the same proportion that such amounts bear to the total Contract Value. No CDSC is deducted at the time of the loan or on any transfers to the Collateral Fixed Account.

Until the loan is repaid in full, that portion of the Collateral Fixed Account equal to the outstanding loan balance shall be credited with interest at an annual rate we declare from time to time, but will never be less than the minimum annual rate guaranteed for your Contract’s Fixed Account. On each Contract Anniversary and on each date that a loan repayment is received, any amount of interest credited on the Collateral Fixed Account will be allocated among the Fixed Account and the Subaccounts of the Variable Account in accordance with the allocation of Net Premium Payments then in effect.

Loans must be repaid in substantially level payments, not less frequently than quarterly, within five years. Loans used to purchase your principal residence must be repaid within 20 years. During the loan term, the outstanding balance of the loan will continue to accrue interest at annual rates specified in the loan agreement or an amendment to the loan agreement. The maximum interest rate will be the greater of:

●	the Moody’s Corporate Bond Yield Average — Monthly Average Corporates, as published by Moody’s Investors Service, Inc., or its successor, (or if that average is no longer published, a substantially similar average), for the calendar month ending two months before the date the rate is determined; or

●	4%.

The loan interest rate is subject to change on each Contract Anniversary. If the loan interest rate changes, we will send you a notice of the new loan interest rate and new level payment amount. We must reduce the loan interest if on a Contract Anniversary the maximum loan interest rate is lower than the interest rate for the previous Contract Year by 0.50% or more. We may increase the loan interest rate if the maximum loan interest rate is at least 0.50% higher than the loan interest rate for the previous Contract Year. The loan interest rate we charge will be equal to or less than the maximum loan interest rate at the time it is determined, and will never be higher than 15%.

Twenty days prior to the due date of each loan repayment, as set forth in the loan agreement or an amendment to the loan agreement, we will send you a notice of the amount due. Corresponding to the due date of each loan repayment, we will establish a “billing window” defined as the period beginning on the date that we mail the repayment notice (20 days prior to the payment due date) and extending 31 days after the due date.

Loan repayments received within the billing window that are sufficient to satisfy the amount due will be applied to the Contract as interest and repayment of principal. The amounts of principal and interest set forth in the loan agreement or an amendment to the loan agreement are the amounts if all loan repayments are made exactly on the due date. The actual amount of a repayment allocated to interest will be determined based on the actual date the repayment is received, the amount of the outstanding loan, and the number of days since the last repayment date. The amount of principal will be the repayment amount minus the interest. The loan principal repayment will, on the date it is received, be allocated among the Fixed Account and Subaccounts of the Variable Account in accordance with the allocation of Net Premium Payments then in effect.

Loan repayments received outside of the billing window will be processed as a repayment of principal only. Only repayments received within the billing window may satisfy the amount due. If a payment received within the billing window is less than the amount due, it will be returned to you.

If a loan repayment that is sufficient to satisfy the amount due is not made within the billing window, then the entire balance of the loan will be considered in default. This amount may be taxable to the borrower, and may be subject to the early withdrawal tax penalty. If you are not eligible to take a distribution pursuant to the Contract or plan provisions, the deemed distribution will be reportable for tax purposes, but will not be offset against the Contract Value until such time as a distribution may be made. On each Contract Anniversary, while a loan is in default, interest accrued on loans will be added to the outstanding loans.

If you surrender your Contract while a loan is outstanding, you will receive the Cash Surrender Value, which is reduced to reflect the loan outstanding plus accrued interest. If the Owner/Annuitant dies while the loan is outstanding, the Death Benefit will also be reduced to reflect the amount of the loan outstanding plus accrued interest. If annuity payments start while the loan is outstanding, the Contract Value will be reduced by the amount of the outstanding loan plus accrued interest. Until the loan is repaid, we may restrict any transfer of the Contract that would otherwise qualify as a transfer as permitted in the Code.

Loans may also be subject to additional limitations or restrictions under the terms of the employer’s plan. Loans permitted under this Contract may be taxable in whole or part if the participant has additional loans from other plans or contracts. We will calculate the maximum nontaxable loan based on the information provided by the participant or the employer. In addition, if the section 403(b) Tax-Sheltered Annuity Contract is subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), a loan will be treated as a “prohibited transaction” subject to certain penalties unless additional ERISA requirements are satisfied. You should seek competent legal advice before requesting a loan. We are not responsible for determining whether a loan meets the requirements of ERISA, including the requirement that a loan bear a reasonable rate of interest.

If a loan is outstanding, all payments received from you will be considered loan repayments. Any payments received from your employer will be considered premium payments. We reserve the right to modify the terms or procedures associated with the loan privilege in the event of a change in the laws or regulations relating to the treatment of loans. We also reserve the right to assess a loan processing fee. IRAs, Non-Qualified Contracts and Qualified Contracts other than section 403(b) Tax-Sheltered Annuity Contracts are not eligible for loans.

Telephone Transaction Privilege

If you elect the telephone transaction privilege, you may make changes in Net Premium Payment allocations, transfers, or initiate or make changes in dollar cost averaging or Subaccount Rebalancing, in the case of section 403(b) Tax Sheltered Annuities, take loans up to $10,000, and modify systematic withdrawals by providing instructions to us at our Home Office over the telephone. You can make the election either on the application for the Contract or by providing a proper written authorization to us. We reserve the right to suspend telephone transaction privileges at any time and for any reason. You may, on the application or by a written authorization, authorize your National Life agent to provide telephone instructions on your behalf.

We employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If we follow these procedures we will not be liable for any losses due to unauthorized or fraudulent instructions. We may be liable for any such losses if those reasonable procedures are not followed. The procedures followed for telephone transfers will include one or more of the following:

•	requiring some form of personal identification prior to acting on instructions received by telephone,

•	providing written confirmation of the transaction, and

•	making a tape recording of the instructions given by telephone.

You should protect any form of personal identification used to access your account, as we may not be able to verify that the person providing instructions using such personal information is you or someone authorized by you.

Telephone transfers may not always be available. Telephone systems, whether yours, ours, or your agent’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your transfer request in writing.

Facsimile Transaction Privilege

You may provide instructions by facsimile for all transactions, except for a death claim, by providing instructions to us at our Home Office at a designated fax number. Contact your agent for more information.  We may suspend facsimile transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of the Owners.

Facsimile transactions may not always be available. Communication systems, whether yours, ours or your agent’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your request by mail.

Electronic Mail Transaction Privilege

You may provide transfer instructions by e-mail to our Home Office. Additionally, a National Life agent may provide transfer instructions by e-mail to us at our Home Office on your behalf, if you have provided the agent the appropriate authority. Contact your agent for more information.  We may suspend e-mail transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of the Owners.

E-mail transactions may not always be available. Electronic systems, whether yours, your agent’s, or ours can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of the request. If your agent experiences problems, you should make your request by mail.

Available Automated Fund Management Features

We currently offer the following free automated fund management features. However, we are not legally obligated to continue to offer these features and we may cease offering one or more of such features at any time, after providing 60 days prior written notice to all Owners who are currently utilizing the features being discontinued. Only one of Dollar Cost Averaging and Subaccount Rebalancing is available under any single Contract at one time, but either may be used with Systematic Withdrawals.

Dollar Cost Averaging. This feature permits you to automatically transfer funds from the Money Market Subaccount to any other Subaccounts on a monthly basis. You may elect it at issue by marking the appropriate box on the initial application and completing the appropriate instruction or after issue by filling out similar information on a change request form and sending it to us (in good order).

If you elect this feature, each month on the Monthly Contract Date we will take the amount to be transferred from the Money Market Subaccount and transfer it to the Subaccount or Subaccounts designated to receive the funds. This procedure starts with the Monthly Contract Date next succeeding the Date of Issue or next succeeding the date of an election subsequent to purchase and stops when the amount in the Money Market Subaccount is depleted. The minimum monthly transfer by Dollar Cost Averaging is $100, except for the transfer which reduces the amount in the Money Market Subaccount to zero. You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form to us.

This feature allows you to move funds into the various investment classes on a more gradual and systematic basis than the frequency on which Premium Payments ordinarily are made. The dollar cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high. The periodic investment of the same amount will result in higher numbers of units being purchased when unit prices are lower and lower numbers of units being purchased when unit prices are higher. This technique will not assure a profit or protect against a loss in declining markets. For the dollar cost averaging technique to be effective, amounts should be available for allocation from the Money Market Subaccount through periods of low price levels as well as higher price levels.

Subaccount Rebalancing. This feature permits you to automatically rebalance the value in the Subaccounts on a quarterly, semi-annual or annual basis, based on the premium allocation percentages in effect at the time of the rebalancing.

In Contracts utilizing Subaccount Rebalancing from the Date of Issue, an automatic transfer takes place that causes the percentages of the current values in each Subaccount to match the current premium allocation percentages. This procedure starts with the Monthly Contract Date three, six or 12 months after the Date of Issue and continues on each Monthly Contract Date three, six or 12 months thereafter. Contracts electing Subaccount Rebalancing after issue will have the first automated transfer occur as of the Monthly Contract Date on or next following the date that the election is received. Subsequent rebalancing transfers occur every three, six or 12 months thereafter. You may discontinue Subaccount Rebalancing at any time by submitting an appropriate change request form.

If you change the Contract’s premium allocation percentages, Subaccount Rebalancing will automatically be discontinued unless you specifically direct otherwise.

Subaccount Rebalancing results in periodic transfers out of Subaccounts that have had relatively favorable investment performance and into Subaccounts that have had relatively unfavorable investment performance. Subaccount Rebalancing does not guarantee a profit or protect against a loss.

Systematic Withdrawals. At any time after one year from the Date of Issue, if the Contract Value at the time of initiation of the program is at least $15,000, you may elect in writing to take Systematic Withdrawals of a specified dollar amount (of at least $100) on a monthly, quarterly, semi-annual or annual basis. You may provide specific instructions as to how the Systematic Withdrawals are to be taken, but the Withdrawals must be taken first from the Subaccounts and may only be taken from the unloaned portion of the Fixed Account to the extent that the Contract Value in the Variable Account is insufficient to accomplish the Withdrawal. Moreover, Withdrawals may only be taken from the Guaranteed Accounts to the extent that the Contract Value in the Variable Account and the Fixed Account is insufficient to accomplish the Withdrawal. If you have not provided specific instructions or if specific instructions cannot be carried out, we process the Withdrawals by taking Accumulation Units from all of the Subaccounts in which you have an interest and the unloaned portion of the Fixed Account on a pro rata basis; Contract Value will not be taken from the Guaranteed Accounts unless there is not sufficient Contract Value in the Variable Account and the Fixed Account to accomplish the Withdrawal. Each systematic Withdrawal is subject to federal income taxes. In addition, a 10% federal penalty tax may be assessed on systematic Withdrawals if you are under age 59½. Unless you direct otherwise, we will withhold federal income taxes from each systematic Withdrawal. You may elect to have your systematic withdrawal payment electronically transferred to your checking or savings account by submitting the appropriate paperwork deemed by us to be in good order. You may discontinue Systematic Withdrawals at any time by notifying us in writing.

A CDSC may apply to systematic Withdrawals in accordance with the considerations set forth in “Contingent Deferred Sales Charge,” above. If you withdraw amounts pursuant to a systematic Withdrawal program, then, in most states, you may withdraw in each Contract Year after the first Contract Year without a CDSC an amount up to 15% of the Contract Value as of the most recent Contract Anniversary (a 10% CDSC-free Withdrawal provision applies in New Jersey and Washington - see “Contingent Deferred Sales Charge,” above). Both Withdrawals you request and Withdrawals pursuant to a systematic Withdrawal program will count toward the limit of the amount that may be withdrawn in any Contract Year free of the CDSC. In addition, any amount withdrawn in order to meet minimum distribution requirements under the Code shall be free of CDSC.

Limited Systematic Withdrawals are also available in the first Contract Year (but after 30 days from issue). These Systematic Withdrawals are limited to monthly Systematic Withdrawal programs only. The maximum aggregate amount for the remaining months of the first Contract Year is the annual amount that may be withdrawn in Contract Years after the first Contract Year free of a CDSC (i.e., either 15% or 10% of the Contract Value, depending on the state). These Systematic Withdrawals will not be subject to a CDSC. The other rules for Systematic Withdrawals made after the first Contract Year, including the $15,000 minimum Contract Value, minimum $100 payment, and allocation rules, will apply to these systematic Withdrawals. Regardless of the method of Withdrawal, systematic or otherwise, at no point in the first Contract Year will total CDSC-free Withdrawals be available in an amount that exceeds 1/12th of 15% of each premium payment times the number of completed months since each premium payment. Systematic withdrawals may not be elected if there is a policy loan.

Contract Rights Under Certain Plans

Contracts may be purchased in connection with a plan sponsored by an employer. In such cases, all rights under the Contract rest with the Owner, which may be the employer or other obligor under the plan and benefits available to participants under the plan, are governed solely by the provisions of the plan. Accordingly, some of the options and elections under the Contract may not be available to participants under the provisions of the plan. In such cases, participants should contact their employers for information regarding the specifics of the plan.

SURRENDERS AND WITHDRAWALS

Surrender and Withdrawal

At any time prior to the Annuitization Date (or thereafter if Payment Option 1 has been elected) you may, upon proper written application deemed by us to be in good order, surrender the Contract. “Proper written application” means that you must request the surrender in writing. We may require that the signature(s) be guaranteed by a member firm of a major stock exchange or other depository institution qualified to give such a guaranty.

We will, upon receipt of any such written request, pay to you the Cash Surrender Value. The Cash Surrender Value will reflect any applicable CDSC (see “Contingent Deferred Sales Charge,” above), any outstanding loan and accrued interest, and, in certain states, a premium tax charge (see “Premium Taxes”, above). The Cash Surrender Value may be more or less than the total of Premium Payments you made, depending on the market value of the underlying Fund shares, the amount of any applicable CDSC, and other factors.

We will normally not permit Withdrawal or Surrender of Premium Payments made by check within the 15 calendar days prior to the date the request for Withdrawal or Surrender is received.

At any time before the death of the Owner and before the Contract is annuitized, the Owner may make a Withdrawal of a portion of the Contract Value. The minimum Withdrawal is $500, except where the Withdrawal is a minimum distribution as required by certain Qualified Contract rules or where the Withdrawal is part of an automated process of paying investment advisory fees to the Owner’s investment advisor. At least $3,500 in Cash Surrender Value must remain after any Withdrawal. In some states, where approved by the state, at least $3,500 in Contract Value must remain after any Withdrawal. If a withdrawal causes your Contract Value to fall below the $3500 minimum, we may redeem your remaining contact value. Before we redeem your remaining Contract Value, we will provide you notice and give you the opportunity to increase your Contract Value to the $3500 minimum. Withdrawals made for the purpose of taking a required minimum distribution in a retirement account are not subject to the $3,500 restriction.

Generally, Withdrawals in the first Contract Year and Withdrawals in excess of 15% (10% in New Jersey and the State of Washington) of Contract Value as of the most recent Contract Anniversary in any Contract Year are subject to the CDSC. See “Contingent Deferred Sales Charge”, above. However, in the first Contract Year, a CDSC-free Withdrawal is currently available in an amount not exceeding 1/12th of 15% (10% in New Jersey and the State of Washington) of each premium payment for each completed month since each Premium Payment. For purposes of determining CDSC-free amounts in the first Contract Year only, all Premium Payments received prior to the first Monthly Contract Date will be considered to have been paid at the Date of Issue. One way to access these CDSC-free amounts in the first Contract Year is by setting up a monthly systematic Withdrawal program (see “Available Automated Fund Management Features-Systematic Withdrawals” below). Another limited way to make a Withdrawal in the first year without paying a CDSC is to make a Withdrawal which is part of a series of substantially equal periodic payments made for the life of the Owner or the joint lives of the Owner and his or her spouse, under section 72(t)(2)(a)(iv) of the Code. In addition, any amount withdrawn in order to meet minimum distribution requirements under the Code shall be free of CDSC. Regardless of the method of Withdrawal, systematic or otherwise, at no point in the first Contract Year will total CDSC-free Withdrawals be available in an amount that exceeds 1/12th of 15% of each premium payment times the number of completed months since each premium payment. Withdrawals will be deemed to be taken from Net Premium Payments in chronological order, with the oldest Net Premium Payment being withdrawn first. This method will tend to minimize the amount of the CDSC.

Withdrawals will be taken based on your instructions at the time of the Withdrawal. If you do not provide specific allocation instructions, or to the extent that Contract Value in the sources you specify are insufficient, the Withdrawal will be deducted pro rata from the Subaccounts and from the unloaned portion of the Fixed Account. The Withdrawal will not be taken from the Guaranteed Accounts unless there is not sufficient Contract Value in the Subaccounts of the Variable Account and the unloaned portion of the Fixed Account. If it is necessary to take the Withdrawal from the Guaranteed Accounts, it will be taken pro rata from all Guaranteed Accounts in which there is Contract Value, and within each Guaranteed Account duration, on a first-in-first-out basis. To the extent a Withdrawal is taken from a Guaranteed Account, a market value adjustment will be applied (see “The Guaranteed Accounts - Market Value Adjustment”, below).

Any CDSC associated with a Withdrawal will be deducted from the Subaccounts, the Fixed Account and/or the Guaranteed Accounts based on the allocation percentages of the Withdrawal. Any amount of CDSC that we deduct from a Subaccount that is in excess of the available value in that Subaccount will be deducted pro rata among the remaining Subaccounts and the unloaned portion of the Fixed Account (as above, it will not be taken from the Guaranteed Accounts unless there is not sufficient Contract Value in such remaining Subaccounts and the unloaned portion of the Fixed Account). We will process Withdrawals on the Valuation Day we receive your request in good order. If the Withdrawal cannot be processed in accordance with your instructions, then we will notify you through your agent, by telephone or by mail that we cannot process the Withdrawal, and we will not process it until we receive further instructions.

A Surrender or a Withdrawal may have tax consequences. See “Federal Income Tax Considerations,” below.

Payments

We will pay any funds surrendered or withdrawn from the Variable Account within seven days of receipt of such request in good order at our Home Office. Good order means the actual receipt by us of instructions relating to a transaction, along with all the information and supporting legal documentation we require to effect the transaction. To be in “good order,” instructions much be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. However, we reserve the right to suspend or postpone the date of any payment or transfer of any benefit or values for any Valuation Period:

•	when the New York Stock Exchange (“Exchange”) is closed;
•	when trading on the Exchange is restricted;
•	when an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account’s net assets; or
•	during any other period when the SEC, by order, so permits for the protection of security holders.

The rules and regulations of the SEC shall govern as to whether certain of the conditions prescribed above exist.

In addition, if, pursuant to SEC rules, the BlackRock Government Money Market Portfolio suspends payment of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, partial surrender, surrender, loan, or death benefit from the BlackRock Government Money Market Subaccount until the Portfolio is liquidated.

In cases where you surrender your Contract within 15 days of making a premium payment by check, and we are unable to confirm that such payment has cleared, we may withhold an amount equal to such payment from your surrender proceeds until we are able to confirm that the payment item has cleared, but for no more than 15 days from our receipt of the payment item. You may avoid the possibility of this holdback by making premium payments by unconditional means, such as by certified check or wire transfer of immediately available funds.

We reserve the right to delay payment of any amounts allocated to the Fixed Account or to a Guaranteed Account payable as a result of a surrender, Withdrawal or loan for up to six months after we receive a written request in a form satisfactory to us.

If mandated under applicable law, we may be required to reject a premium payment. We may also be required to provide additional information about you and your account to government regulators. In addition, we may be required to block an Owner’s account and thereby refuse to honor any request for transfers, Withdrawals, surrenders, loans or Death Benefits, until instructions are received from the appropriate regulator.

Potential Delay of Disbursements

Rules adopted by the Financial Industry Regulatory Authority Inc. (“FINRA”) allow broker/dealers to place a hold on the disbursement of customer funds when they suspect senior financial exploitation. Please contact your registered representative for more information.

Surrenders and Withdrawals Under a Tax-Sheltered Annuity Contract

Where the Contract has been issued as a Tax-Sheltered Annuity, the Owner may surrender or make a Withdrawal of part or all of the Contract Value at any time this Contract is in force prior to the earlier of the Annuitization Date or the death of the Designated Annuitant except as provided below:

(a) The surrender or Withdrawal of Contract Value attributable to contributions made pursuant to a salary reduction agreement (within the meaning of Code Section 402(g)(3)(A) or (C)), or transfers from a Custodial Account described in Section 403(b)(7) of the Code, may be executed only:

1. when the Owner attains age 59 1/2, severs employment, dies, or becomes disabled (within the meaning of Code Section 72(m) (7)); or

2. in the case of hardship (as defined for purposes of Code Section 401-(k)), provided that any surrender of Contract Value in the case of hardship may not include any income attributable to salary reduction contributions.

(b) Amounts transferred to a Tax-Sheltered Annuity from other 403(b) contracts or accounts are generally subject to the same restrictions on withdrawals applicable under the prior contract or account.

(c)  For Tax-Sheltered Annuities issued on or after January 1, 2009, amounts attributable to employer contributions are subject to restrictions on withdrawals specified in your employer’s 403(b) plan, in order to comply with new tax regulations.

(d) The surrender and Withdrawal limitations described in (a) above for Tax-Sheltered Annuities apply to:

1. salary reduction contributions to Tax-Sheltered Annuities made for plan years beginning after December 31, 1988;

2. earnings credited to such contracts after the last plan year beginning before January 1, 1989, on amounts attributable to salary reduction contributions; and

3. all amounts transferred from 403(b)(7) Custodial Accounts (except that amounts held as of the close of the last plan year beginning before January 1, 1989 and salary reduction contributions (but not earnings) after such date may be withdrawn in the case of hardship).

(e) We do not allow a Distribution other than as described above, except in the exercise of a contractual ten-day free look provision (when available). Any Distribution taken by the Owner other than as described above, including a Distribution as a result of the ten-day free look provision, may result in the immediate application of taxes and penalties and/or retroactive disqualification of a Qualified Contract or Tax-Sheltered Annuity. National Life is not responsible for any taxes, penalties or other adverse consequences resulting from an Owner taking a Distribution.

A premature Distribution may not be eligible for rollover treatment. To assist in preventing disqualification in the event of a ten-day free look, National Life will agree to transfer the proceeds to another contract which meets the requirements of Section 403(b) of the Code, upon proper direction by the Owner. The foregoing is National Life’s understanding of the withdrawal restrictions which are currently applicable under Section 403(b)-(11). Such restrictions are subject to legislative change and/or reinterpretation from time to time. Distributions pursuant to Qualified Domestic Relations Orders will not be considered to be a violation of the restrictions stated in this provision.

The Contract surrender and Withdrawal provisions may also be modified pursuant to the plan terms and Code tax provisions for Qualified Contracts. If your Contract is a Tax-Sheltered Annuity, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that Premium Payments, as well as surrenders, withdrawals, loans or transfers you request, comply with applicable tax requirements and to decline premiums or requests that are not in compliance. We will not process Premium Payments, surrenders, withdrawals, loans or transfers until all information required under the tax law has been received. By directing Premium Payments to the Contract or requesting any one of these payments, you consent to the sharing of confidential information about you, the Contract, transactions under the Contract, and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

CHANGES TO VARIABLE ACCOUNT

We reserve the right to create one or more new separate accounts, combine or substitute separate accounts, or to add new investment Funds for use in the Contracts at any time. In addition, if the shares of the Funds described in this prospectus should no longer be available for investment by the Variable Account or, if in our judgment further investment in such Fund shares should become inappropriate, we may eliminate Subaccounts, combine two or more Subaccounts or substitute one or more Funds for other Fund shares already purchased or to be purchased in the future under the Contract. The other Funds may have higher fees and charges than the ones they replaced, and not all Funds may be available to all classes of Contracts. In general, no substitution of securities in the Variable Account may take place without prior approval of the SEC, or without reliance on an exception to obtaining SEC approval to substitute, and under such requirements as it may impose. We may also operate the Variable Account as a management investment company under the Investment Company Act, deregister the Variable Account under the Investment Company Act (if such registration is no longer required), transfer all or part of the assets of the Variable Account to another separate account or to the Fixed Account (subject to obtaining all necessary regulatory approvals), and make any other changes reasonably necessary under the Investment Company Act or applicable state law.

OPTIONAL ACCELERATED BENEFIT RIDERS

If the Contract has been in force for at least five years, the Accelerated Benefit Riders provide accelerated Death Benefits prior to the death of the covered person in certain circumstances where a terminal illness or chronic illness creates a need for access to the Death Benefit. A terminal illness means that the covered person has been certified by a physician as having an illness or chronic condition that can reasonably be expected to result in death in 24 months or less from the date of certification. A covered chronic illness is an illness or physical condition of the covered person such that he or she: 1) is unable to perform (without substantial assistance from another individual) at least two activities of daily living for a period of at least 90 days due to a loss of functional capacity; or 2) requires substantial supervision by another person to protect the covered person from threats to health and safety due to his or her own severe cognitive impairment.

The terminal illness or chronic illness must have begun while the Contract was in force. Benefits accelerated under these Riders are discounted for interest and mortality. Once benefits have been accelerated, the Contract terminates. There is no cost for these Riders. They can be included in the Contract at issue, or they can be added after issue, for a covered person at the time of Contract issue whose age, on an age on nearest birthday basis, is 0-75.

The covered person is the Owner, unless the Owner is not a natural person, in which case the covered person is the Annuitant. If there are Joint Owners, then each is considered a covered person. If the covered person changes, then the Contract is not eligible for acceleration until the Contract has been in force five years from the date of the change.

Only a full acceleration of the Death Benefit will be allowed. The amount, which will never be less than the Cash Surrender Value of the Contract, will be paid in a lump sum. The amount must first be applied to pay any debt to us on the Contract.

Example:
How the Enhanced Death Benefit is Calculated

Assume that:

(1)       you purchase this contract with a $200,000 premium payment (no additional premium payments are made);

(2)       the Contract Value immediately preceding the withdrawal is $180,000;

(3)       the free withdrawal amount is 15% immediate processing the withdrawal and the surrender charge is 6%;

(4)       $20,000 withdrawal is made after the second Contract Anniversary;

(5)       the Contract Value is $165,000 on the first Contract Anniversary, it is $220,000 on the second Contract Anniversary (Reset Anniversary); and

(6)       you die in the third Contract Year and the Contract Value of the contract has decreased to $175,000.

The Death Benefit is the greatest of:

a)       the Contract Value

   = $175,000;

b)       Net Premium payments less any partial withdrawals including surrender charges on that withdrawal less any outstanding loans and accrued interest on that loan. If the net premium at the time of withdrawal is higher than the contract value, then the net premium is reduced proportionally rather than dollar for dollar. In this example, the net premium is greater than the contract value at time of withdrawal so the reduction is proportional.

   = $177,777 ($200,000 * (1 - ($20,000 / $180,000)); or

c)       the highest Contract Value an any prior anniversary:

   = $220,000 (Maximum of $165,000 and $220,000)

These Riders may not be available in all states and their terms may vary by state. These Riders will not be available in New York, Oregon, Texas, Virginia or Washington. Connecticut, Kansas, Louisiana, Minnesota, New Jersey, Pennsylvania, South Carolina and Utah only allow the terminal illness portion of the Riders.

Any amount received under an Accelerated Benefits Rider should be taxed in the same manner as a surrender of the Contract. See “Federal Income Tax Considerations,” below.

FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax advisor. No attempt is made to consider any applicable state tax or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a Contract.

If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Because the tax benefits of annuity contracts may not be needed in the context of Qualified Contracts, you generally should not buy a Qualified Contract for the purpose of obtaining tax deferral.

Taxation of Non-Qualified Contracts

Non-Natural Person. If a non-natural person (e.g., a corporation or a trust) owns a Non-Qualified Contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the Contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

Diversification Requirements. The Internal Revenue Code (Code) requires that the investments of each investment division of the separate account underlying the Contracts be “adequately diversified” in order for the Contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment division, through the Fund in which it invests, will satisfy these diversification requirements.

Owner Control. In some circumstances, owners of variable annuity contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of our Contracts, we believe that the Owner of a Contract should not be treated as the owner of the assets of the separate account. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent Contract Owners from being treated as the owner of the underlying assets of the separate account asset.

Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an owner of the Contract. Specifically, section 72(s) requires that (a) if any owner dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner’s death; and (b) if any owner dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such owner’s death. These requirements will be considered satisfied as to any portion of an Owner’s interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the owner’s death. The designated Beneficiary refers to a natural person designated by the owner as a Beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated Beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the new owner.

The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Withdrawals. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the Owner’s investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. There is no guidance on the proper tax treatment of market value adjustments and it is possible that a positive market value adjustment at the time of a Withdrawal from a Guaranteed Account may be treated as part of the Contract Value immediately prior to the distribution. A tax advisor should be consulted on this issue. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner’s investment in the Contract.

Penalty Tax on Certain Withdrawals. In the case of a distribution from a Non-Qualified Contract, there may be imposed a federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:

•	made on or after the taxpayer reaches age 59½;
•	made on or after the death of an Owner;
•	attributable to the taxpayer’s becoming disabled; or
•	made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Additional exceptions apply to distributions from a Qualified Contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

Annuity Payments. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

Partial Annuitization. Under a tax provision enacted in 2010, if part but not all of an annuity contract’s value is applied to provide payments for one or more lives or for a period of at least ten years (a “partial annuitization”), those payments may be taxed as annuity payments.  This tax treatment is not available under the Contract because the Contract does not permit you to partially annuitize, that is, the contract requires you to apply all of your contract value when selecting a payout option.

Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments.

Transfers, Assignments or Exchanges of a Contract. A transfer or assignment of ownership of a Contract, the designation of an annuitant or Payee who is not an Owner, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An owner contemplating any such transfer, assignment, designation or exchange, should consult a tax advisor as to the tax consequences.

Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Contracts. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner’s income when a taxable distribution occurs.

Further Information. Further details regarding the qualification of the Contract for Federal income tax purposes can be found in the Statement of Additional Information under the heading “Tax Status of the Contracts.”

Taxation of Qualified Contracts

The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

Individual Retirement Accounts (IRAs), as defined in Section 408 of the Code, permit individuals to make annual contributions up to a maximum amount specified in the Code. The contributions may be deductible in whole or in part, depending on the individual’s income. Distributions from certain pension plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. You must begin taking required minimum distributions (RMD) by April 1 of the year following the year in which you reach age 72 (or 70 1/2 if you reached age 70 ½ before 2020). A 10% penalty tax generally applies to distributions made before age 59½, unless certain exceptions apply. The Internal Revenue Service has not reviewed the Contract for qualification as an IRA. Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. Beginning in 2015, an individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRA’s.

SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to a maximum amount specified in the Code. The sponsoring employer is required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same requirements and restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59½ are subject to a 10 percent penalty tax, which is increased to 25 percent if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan. Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. Beginning in 2015, an individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRA’s.

Roth IRAs, as described in Code section 408A, permit certain eligible individuals to contribute to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Lifetime distributions from Roth IRAs are not subject to the RMD rules. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. Beginning in 2015, an individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRA’s.

Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Required minimum distributions must begin by April 1, following the calendar year in which the later of the following occurs: (a) the year you reach age 72 (70 ½  if you reached age 70 1/2 before 2020); or (b) the year you retire from employment with the employer that sponsors the plan. Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract.

Tax Sheltered Annuities under section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee’s retirement. These premium payments may be subject to FICA (social security) tax. Required minimum distributions must begin by April 1, following the calendar year in which the later of the following occurs: (a) the year you reach age 72 (70 ½  if you reached age 70 1/2 before 2020); or (b) the year you retire from employment with the employer that sponsors the plan. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59½, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties.

If your Contract was issued pursuant to a 403{b) plan, we are generally required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the Contract and transactions under the Contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Section 457 Plans, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The Contract can be used with such plans. Under such plans a participant may specify the form of investment for his or her deferred compensation account. For non-governmental Section 457 plans, all such investments are owned by and are subject to, the claims of the general creditors of the sponsoring employer. Required minimum distributions must begin by April 1, following the calendar year in which the later of the following occurs: (a) the year you reach age 72 (70 ½  if you reached age 70 1/2 before 2020); or (b) the year you retire from employment with the employer that sponsors the plan. In general, all amounts received under a section 457 plan are taxable and are subject to federal income tax withholding as wages.

Withdrawals. In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the “investment in the contract” to the individual’s total account balance or accrued benefit under the retirement plan. The “investment in the contract” generally equals the amount of any non-deductible Purchase Payments paid by or on behalf of the individual. In many cases, the “investment in the contract” under a Qualified Contract may be zero.

Other Tax Issues. Qualified Contracts have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan or adoption agreement, or consult a tax advisor for more information about these distribution rules. Please note important changes to the required minimum distribution rules during lifetime and at death. Under IRAs and defined contribution retirement plans, most non-spouse beneficiaries will no longer be able to satisfy the death distribution rules by “stretching” payouts over life. Instead, those beneficiaries will have to take their post-death distributions within ten years. Certain exceptions apply to “eligible designated beneficiaries” which include disabled and chronically ill individuals, individuals who are ten or less years younger than the deceased individual, and children who have not reached the age of majority. This change applies to distributions to designated beneficiaries of individuals who die on and after January 1, 2020. Consult a tax adviser if you are affected by these new rules.

Required Minimum Distributions. Notwithstanding any provision of the Qualified Contract or Riders to the contrary, the distribution of an individual’s interest in the Qualified Contract shall be made in accordance with the requirements of the Code and the regulations thereunder. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Distributions Upon Death in Qualified Annuity Contracts

Distributions for deaths that occurred before December 31, 2019 where distributions had begun before death. If the Owner died after distributions had begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the individual’s death.

Distributions for deaths that occurred before December 31, 2019 where distributions had not begun before death. If the Owner died before distribution had begun, distribution of the individual’s entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the individual’s death unless an election is made to receive distribution in accordance with (1) or (2) below:

1) If the Owner’s interest is payable to a designated Beneficiary, then the entire interest of the individual may be distributed in equal or substantially equal payments over the life or over a period certain not greater than the life expectancy of the designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Owner died.

2) If the designated Beneficiary is the Owner’s surviving spouse, the date distributions are required to begin in accordance with (1) above shall not be earlier than the later of (A) December 31 of the calendar year immediately following the calendar year in which the individual died or (B) December 31 of the calendar year in which the individual would have attained age 70 1/2.

3) If the designated Beneficiary is the Owner’s surviving spouse, the spouse may treat the Contract as his or her own Qualified Annuity Contract. This election will be deemed to have been made if such surviving spouse makes a regular Contribution to the Contract, makes a rollover to or from such Contract, or fails to elect any of the above provisions.

Distributions for deaths occurring after December 31, 2019. You should refer to your retirement plan or adoption agreement, or consult a tax advisor for more information about these distribution rules. Please note important changes to the required minimum distribution rules. Under IRAs and defined contribution retirement plans, most non-spouse Beneficiaries will no longer be able to satisfy these rules by “stretching” payouts over life. Instead, those Beneficiaries will have to take their post-death distributions within ten years. Certain exceptions apply to “eligible designated Beneficiaries” which include a spouse, disabled and chronically ill individuals, individuals who are ten or less years younger than the deceased individual, and children who have not reached the age of majority. This change applies to distributions to designated Beneficiaries of individuals who die on and after January 1, 2020. You should refer to your retirement plan or adoption agreement, or consult a tax advisor for more information about these distribution rules.

Distributions from Qualified Contracts generally are subject to withholding for the Owner’s federal income tax liability. The withholding rate varies according to the type of distribution and the Owner’s tax status. The Owner will be provided the opportunity to elect not have tax withheld from distributions.

“Eligible rollover distributions” from section 401(a) plans, Section 403(a) annuities, and Section 403(b) plans, and governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution, from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

Federal Estate, Gift and Generation-Skipping Transfer Taxes

While no attempt is being made to discuss in detail the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Under certain circumstances, the Code may impose a generation skipping transfer ("GST") tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Medicare Tax. Distributions from non-qualified annuity contracts will be considered “investment income” for purposes of the Medicare tax on investment income.  The 3.8% tax will be applied to the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Consult a tax advisor for more information.

Annuity purchases by nonresident aliens and foreign corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under federal tax law.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.

For additional information relating to the tax status of the Contract, see the Statement of Additional Information.

GENDER NEUTRALITY

In 1983, the United States Supreme Court held that optional annuity benefits provided under an employee’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964 vary between men and women on the basis of sex. The Court applied its decision to benefits derived from contributions made on or after August 1, 1983. Lower federal courts have since held that the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, some states prohibit using sex-distinct mortality tables.

The Contract uses sex-distinct actuarial tables, unless state law requires the use of sex-neutral actuarial tables. As a result, the Contract generally provides different benefits to men and women of the same age. Employers and employee organizations which may consider buying Contracts in connection with any employment-related insurance or benefits program should consult their legal advisors to determine whether the Contract is appropriate for this purpose.

DISTRIBUTION OF THE CONTRACTS

The Contracts are no longer available for sale. We have entered into a distribution agreement with ESI, our affiliate, for the distribution and sale of the Contracts. ESI is a wholly owned indirect subsidiary of National Life Holding Company. Pursuant to this agreement, ESI serves as principal underwriter for the Contracts. ESI previously sold the Contracts through its registered representatives. ESI has also entered into selling agreements with other broker-dealers who in turn sold the Contracts through their registered representatives (“selling broker-dealers”). ESI is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of Financial Industry Regulatory Authority, Inc. (“FINRA”).

ESI’s registered representatives who sold the Contracts are registered with FINRA and with the states in which they do business. More information about ESI and its registered representatives is available at www.finra.org or by calling 1-800-289-9999. You also can obtain information about ESI and its registered representatives (and selling broker-dealers and their representatives) from FINRA through its BrokerCheck program.

National Life pays ESI commissions and other forms of compensation for sales of the Contracts. You may have purchased a Contract through a registered representative of ESI, and you also may have purchased a Contract from a selling broker-dealer. The maximum payment to a broker-dealer for selling the Contracts was generally 6.5%; however, during certain promotional periods the commissions may have been higher. These promotional periods were determined by National Life and the maximum commission paid during these periods did not exceed 7.0%. We will pay the broker-dealer commission either as a percentage of the Premium Payment at the time it is paid, as a percentage of Contract Value over time, or a combination of both. A portion of the payments made to ESI or selling broker-dealers will be passed on to their registered representatives in accordance with their internal compensation arrangements. Those arrangements may also include other types of cash and non-cash compensation and other benefits. You may ask your registered representative for further information about what your registered representative and the selling broker-dealer for which he or she works may receive in connection with your purchase of a Contract.

National Life general agents, who may also be registered as principals with ESI, also receive compensation on Contracts sold through ESI registered representatives. National Life general agents may also receive fees from ESI relating to sales of the Contracts by broker-dealers other than ESI, where the selling registered representative has a relationship with such general agent’s National Life agency.

National Life may provide loans to unaffiliated broker-dealers, who in turn may provide loans to their registered representatives, to finance business development, and may then provide further loans or may forgive outstanding loans based on specified business criteria, including sales of the Contracts, and measures of business quality.

From time to time, in accordance with applicable law, we may offer specific sales incentives to selling broker-dealers. These incentives are not offered to all broker-dealers, and the terms of such incentives may vary among selling broker-dealers. The selling broker-dealers, on their own accord, may pass through some or all of these incentives to their registered representatives. These incentives may take the form of cash bonuses for reaching certain sales levels or for attaining a high ranking among registered representatives based on sales levels. These incentive programs may also include sales of National Life’s or their affiliates’ other products. To the extent, if any, that such bonuses are attributable to the sale of variable products, including the Contracts, such bonuses will be paid through the agent’s broker-dealer.

National Life, ESI and/or their affiliates may contribute amounts to various non-cash and cash compensation paid by ESI to its registered representatives, including (1) sponsoring educational programs, (2) contributing to sales contests and/or promotions in which participants receive prizes such as travel, merchandise, hardware and/or software; (3) paying for occasional meals, lodging and/or entertainment; (4) making cash reimbursements for payments in lieu of certain business expenses reimbursements; (5) making loans and forgiving such loans and/or (6) health and welfare benefit programs. Sales of the Contracts may help registered representatives qualify for certain of these non-cash and cash compensation items, which are subject to all applicable laws, including FINRA rules and the SEC’s Regulation Best Interest.

Commissions and other incentives or payments described above are not charged directly to Contract owners or to the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contract.

The Deutsche (with exception of the Small Cap Index Fund), Franklin Templeton (with exception of the Global Discovery Securities Fund and the U.S. Government Fund), Oppenheimer, T. Rowe Price (with exception of the Moderate Allocation Fund), Wells Fargo Funds and the Small Cap Growth Portfolio of Neuberger Berman Advisers Management Trust offered in the Contracts, make payments to ESI under their 12b-1 plans in consideration of services provided by ESI in selling or servicing shares of these funds. In each case these payments amount to 0.25% of Variable Account assets invested in the particular Fund. BlackRock’s Money Market Portfolio may make payments under its 12b-1 plan to ESI in consideration of services provided by ESI in selling or servicing shares of this Fund of up to 0.10% of Variable Account assets invested in the Funds.

See “Underwriters” in the Statement of Additional Information for more information about compensation paid for the sale of the Contracts.

LEGAL MATTERS

National Life and its affiliates, like other life insurance companies, are involved from time to time in lawsuits, arbitrations and regulatory proceedings.   In some cases, substantial damages and/or penalties have been sought. National Life believes that at the present time, there are no pending or threatened lawsuits or legal or regulatory proceedings that are reasonably likely to have a material adverse impact on the Variable Account, on the ability of National Life to meet its obligations under the Contracts, or on the ability of ESI to perform its obligations under the distribution agreement for the Contracts, described above.

National Life is relying on Securities and Exchange Commission (“SEC”) Rule 12h-7, which exempts insurance companies from filing periodic reports under the Securities Exchange Act of 1934 with respect to variable annuity contracts that are registered under the Securities Act of 1933 and regulated as insurance under state law.

FINANCIAL STATEMENTS

The financial statements of National Life and the Variable Account are included in the Statement of Additional Information. The financial statements should be considered only as bearing on National Life’s general financial strength, claims paying ability and ability to meet its obligations under the Contracts. In addition to Fixed Account and Guaranteed Account allocations, general account assets are used to pay benefits that exceed your Contract Value under the Contract. National Life’s General Account assets principally consist of fixed-income securities, including corporate bonds, mortgage-backed/asset-backed securities, and mortgage loans on real estate. National Life also enters into equity derivative contracts (futures and options) to hedge exposures embedded in our equity indexed annuity products, and may enter into other types of derivatives transactions. All of National Life’s General Account assets are exposed to various investment risks. National Life’s financial statements include a further discussion of risks associated with General Account investments. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

STATEMENTS AND REPORTS

National Life will provide to Owners, at their last known address of record, any statements and reports required by applicable laws or regulations. Owners should therefore give National Life prompt notice of any address change. National Life will send a confirmation statement to Owners each time a transaction is made affecting the Owner’s Variable Account Contract Value, such as making additional Premium Payments, transfers, exchanges or Withdrawals. Quarterly statements also are provided detailing the Contract activity during the calendar quarter. Instead of receiving an immediate confirmation of transactions made pursuant to some types of periodic payment plans (such as a dollar cost averaging program) or salary reduction arrangement, the Owner may receive confirmation of such transactions in their quarterly statements. The Owner should review the information in these statements carefully. All errors or corrections must be reported to National Life immediately to assure proper crediting to the Owner’s Contract.

To eliminate duplicate mailings and reduce expenses, we may provide only one copy of the prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents to your household, including the prospectuses or summary prospectuses for the Funds, even if more than one Owner lives there. If you would like an additional copy or if would like to continue to receive your own copy of any of these documents, you may call us toll-free at 1-800-732-8939 or write us at our Home Office.

OWNER INQUIRIES

Owner inquiries may be directed to National Life by writing to us at One National Life Drive, Montpelier, Vermont 05604, or calling 1-800-732-8939.

Appendix A: Funds Available Under the Contract

The following is a list of Funds under the Contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://nationallife.onlineprospectus.net/NationalLife/ProductDocuments/. You can also request this information at no cost by calling (800) 344-7437.

The current expenses and performance information below reflects fees and expenses of the Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher, and performance would be lower, if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Type/Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses* (%)	Average Annual Total Returns (as of 12/31/21)
			1 year	5 year	10 year
Growth & Income	AB VPS Balanced Wealth Strategy Portfolio (Class B) Investment Adviser: AllianceBernstein L.P.	0.15	13.36%	9.64%	9.00%
Growth & Income	AB VPS Dynamic Asset Allocation Portfolio (Class B) Investment Adviser: AllianceBernstein L.P.	1.08	9.28%	6.94%	6.04%
International Equity	AB VPS International Value Portfolio (Class B) Investment Adviser: AllianceBernstein L.P.	1.15	11.08%	5.24%	5.70%
Small Mid Value Equity	AB VPS Small/Mid Cap Value Portfolio (Class B) Investment Adviser: AllianceBernstein L.P.	1.05	35.95%	10.16%	13.13%
Growth	American Century VP Capital Appreciation Fund (Class 2) Investment Adviser: American Century Investment Management, Inc.	1.14	11.05%	19.89%	15.64%
Growth	American Century VP Growth Fund (Class 2) Investment Adviser: American Century Investment Management, Inc.	1.06	27.14%	24.30%	18.04%
Growth & Income	American Century VP Large Company Value Fund (Class 2) Investment Adviser: American Century Investment Management, Inc.	0.97	21.53%	10.06%	11.84%
Growth	American Century VP Ultra Fund (Class 2) Investment Adviser: American Century Investment Management, Inc.	1.04	22.99%	26.83%	20.03%

Type/Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses* (%)	Average Annual Total Returns (as of 12/31/21)
			1 year	5 year	10 year
Growth & Income	American Century VP Value Fund (Class 2) Investment Adviser: American Century Investment Management, Inc.	0 .98	24.28%	9.39%	11.88%
Growth & Income	American Funds AFIS Asset Allocation Fund (Class 4) Investment Adviser: Capital Research and Management Company	0.80	14.84%	11.43%	11.10%
International Income	American Funds AFIS Capital World Bond Fund (Class 4) Investment Adviser: Capital Research and Management Company	1.00	–5.18%	3.24%	1.85%
International Equity	American Funds AFIS Global Small Capitalization Fund (Class 4) Investment Adviser: Capital Research and Management Company	1.20	6.43%	15.16%	12.24%
Growth & Income	American Funds AFIS Growth-Income Fund (Class 4) Investment Adviser: Capital Research and Management Company	0.79	23.80%	16.10%	15.14%
International Equity	American Funds AFIS New World Fund (Class 4) Investment Adviser: Capital Research and Management Company	1.14	4.63%	12.96%	8.41%
International Growth & Income	American Funds AFIS Capital World Growth & Income Fund (Class 4) Investment Adviser: Capital Research and Management Company	1.08	14.46%	12.99%	11.39%
Income	American Funds AFIS American High-Income Trust (Class 4) Investment Adviser: Capital Research and Management Company	0.94	8.18%	6.32%	6.01%
Growth & Income	BlackRock 60/40 Target Allocation ETF V.I. Fund (Class III) Investment Adviser: BlackRock Advisors, LLC	0.65	11.70%	10.99%	-
Growth & Income	BlackRock Advantage SMID Cap V.I. Fund (Class III) Investment Adviser: BlackRock Advisors, LLC	0.80	19.65%	15.08%	11.98%

Type/Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses* (%)	Average Annual Total Returns (as of 12/31/21)
			1 year	5 year	10 year
International Equity	BlackRock Equity Dividend V.I. Fund (Class III) Investment Adviser: BlackRock Advisors, LLC	0.87	20.30%	11.36%	11.56%
International Growth & Income	BlackRock Global Allocation V.I. Fund (Class III) Investment Adviser: BlackRock Advisors, LLC	0.83	6.42%	9.71%	7.68%
Capital Preservation	BlackRock Government Money Market V.I. Fund (Class I) Investment Adviser: BlackRock Advisors, LLC	0.56	0.01%	0.91%	0.47%
Large Growth Equity	Fidelity VIP Contrafund Portfolio (Class 2) Investment Adviser: Fidelity Management & Research Company (FMR) Subadviser: FMR Co., Inc. (FMRC) and other affiliates of FMR	0.85	27.51%	19.87%	16.35%
Aggressive Growth	Fidelity VIP Disciplined Small Cap Portfolio (Class 2) Investment Adviser: Fidelity Management & Research Company (FMR) Subadviser: FMR Co., Inc. (FMRC) and other affiliates of FMR	0.73	20.39%	10.19%	12.80%
Growth	Fidelity VIP Dynamic Capital Appreciation Portfolio (Class 2) Investment Adviser: Fidelity Management & Research Company (FMR) Subadviser: FMR Co., Inc. (FMRC) and other affiliates of FMR	0.91	24.27%	20.30%	17.19%

Type/Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses* (%)	Average Annual Total Returns (as of 12/31/21)
			1 year	5 year	10 year
Growth & Income	Fidelity VIP Freedom Income Portfolio (Class 2) Investment Adviser: Fidelity Management & Research Company (FMR) Subadviser: FMR Co., Inc. (FMRC) and other affiliates of FMR	0.35	3.03%	6.08%	4.88%
Growth	Fidelity VIP Growth Opportunities Portfolio (Class 2) Investment Adviser: Fidelity Management & Research Company (FMR) Subadviser: FMR Co., Inc. (FMRC) and other affiliates of FMR	0.63	11.68%	31.77%	22.64%
Index Equity	Fidelity VIP Index 500 Portfolio (Class 2) Investment Adviser: Fidelity Management & Research Company (FMR) Subadviser: Geode Capital Management, LLC (Geode® ) and FMR Co., Inc. (FMRC)	0.35	28.26%	18.05%	16.15%
Mid Cap Blend	Fidelity VIP Mid Cap Portfolio (Class 2) Investment Adviser: Fidelity Management & Research Company (FMR) Subadviser: FMR Co., Inc. (FMRC) and other affiliates of FMR	0.86	25.31%	13.32%	13.00%
Growth & Income	Fidelity VIP Real Estate Portfolio (Class 2) Investment Adviser: Fidelity Management & Research Company (FMR) Subadviser: FMR Co., Inc. (FMRC) and other affiliates of FMR	0.64	38.64%	9.05%	10.14%
Growth & Income	Franklin Allocation VIP Fund (Class 4) Investment Adviser: Franklin Advisory Inc. Subadviser: Templeton Global Advisers Limited and other affiliates	0 .97	11.75%	8.80%	7.48%
Value Equity	Franklin Mutual Global Discovery VIP Fund (Class 4) Investment Adviser: Franklin Mutual Advisers, LLC Subadviser: Franklin Templeton Investment Management Limited	1.32	-4.54%	5.04%	6.17%

Type/Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses* (%)	Average Annual Total Returns (as of 12/31/21)
			1 year	5 year	10 year
Growth & Income	Franklin Rising Dividends VIP Fund (Class 4) Investment Adviser: Franklin Advisors, Inc.	1.00	15.85%	14.65%	12.25%
Small-Mid Cap Growth	Franklin Small-Mid Cap Growth VIP Fund (Class 4) Investment Adviser:	1.21	55.01%	19.41%	13.93%
Growth	Goldman Sachs VIT Equity Index Fund (Service Class) Investment Adviser: Goldman Sachs Asset Management, L.P. Subadviser: SSGA Funds Management Ltd.	0.70	28.20%	17.93%	16.03%
International Growth & Income	Goldman Sachs VIT Trend Driven Allocation Fund (Service Class Shares) Investment Adviser: Goldman Sachs Asset Management, L.P.	00.99	16.46%	8.21%	5.69%
Aggressive Growth	Goldman Sachs VIT Mid Cap Growth Fund (Service Class Shares) Investment Adviser: Goldman Sachs Asset Management, L.P.	1.19	11.65%	21.42%	15.12%
Growth	Goldman Sachs VIT Mid Cap Value Fund (Service Class Shares) Investment Adviser: Goldman Sachs Asset Management, L.P.	1.11	30.57%	12.89%	12.79%
Aggressive Growth	Goldman Sachs VIT Small Cap Equity Insights Fund (Service Class Shares) Investment Adviser: Goldman Sachs Asset Management, L.P.	1.18	23.50%	11.06%	12.65%
Growth	Invesco V.I. Discovery Mid Cap Growth Fund	0.86	40.69	19.40	15.92
Growth & Income	Invesco V.I. Diversified Dividend Fund Series II Investment Adviser: Invesco Advisers Inc.	0.93	18.59%	8.10%	11.61%
Growth & Income	Invesco V.I. Equity and Income Fund Series II Investment Adviser: Invesco Advisers Inc.	0.80	18.35%	9.27%	10.28%

Type/Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses* (%)	Average Annual Total Returns (as of 12/31/21)
			1 year	5 year	10 year
International Growth & Income	Invesco V.I. Global Real Estate Fund Series II Investment Adviser: Invesco Advisers Inc.	1.22	25.44%	7.27%	7.84%
Income	Invesco V.I. Government Securities Fund Series II Investment Adviser: Invesco Advisers Inc.	0.93	-2.43%	-2.21%	1.52%
High Income	Invesco V.I. High Yield Fund Series II Investment Adviser: Invesco Advisers Inc.	1.19	4.00%	4.38%	5.34%
International Equity	Invesco V.I. EQV International Equity Fund Series II Investment Adviser: Invesco Advisers Inc.	1.38	10.22%	11.88%	9.74%
Large Growth	T. Rowe Price Blue Chip Growth Portfolio II Investment Adviser: T. Rowe Price Associates, Inc.	1.10	17.33%	22.96%	18.93%
Large Value	T. Rowe Price Equity Income Portfolio II Investment Adviser: T. Rowe Price Associates, Inc.	1.10	22.22%	10.74%	11.54%
Sector Equity	T. Rowe Price Health Sciences Portfolio II Investment Adviser: T. Rowe Price Associates, Inc.	1.20	12.83%	19.22%	20.13%
Mid-Cap	T. Rowe Price Mid-Cap Growth Portfolio II Investment Adviser: T. Rowe Price Associates, Inc.	1.10	14.57	17.64	16.07
International Equity	Templeton Developing Markets VIP Fund (Class 4) Investment Adviser: Templeton Asset Management, Ltd. Subadviser: Franklin Templeton Investment Management Limited	1.54	17.05%	15.46%	3.56%
International Equity	Templeton Global Bond VIP Fund (Class 4) Investment Adviser: Franklin Advisors, Inc.	0.89	-5.00%	0.56%	1.46%
Hybrid Equity and Debt	Touchstone TVST Balanced Fund Investment Adviser: Touchstone Advisors, Inc. Subadviser: Fort Washington Investment Advisors, Inc.	0.50	17.07%	12.91%	10.91%

Type/Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses* (%)	Average Annual Total Returns (as of 12/31/21)
			1 year	5 year	10 year
Investment- Grade Bond	Touchstone TVST Bond Fund Investment Adviser: Touchstone Advisors, Inc. Subadviser: Fort Washington Investment Advisors, Inc.	0.79	-1.21%	4.02%	2.96%
Large Blend Equity	Touchstone TVST Common Stock Fund Investment Adviser: Touchstone Advisors, Inc. Subadviser: Fort Washington Investment Advisors, Inc.	0.76	27.85%	17.83%	15.53%
Small Growth Equity	Touchstone TVST Small Company Investment Adviser: Touchstone Advisors, Inc. Subadviser: Fort Washington Investment Advisors, Inc.	0.79	24.18%	14.42%	14.06%
Foreign Equity	Van Eck VIP Emerging Markets (Class S) Investment Adviser: Van Eck Associates Corporation	2.43	-12.22%	9.29%	6.99%
Global Sector Equity	VanEck VIP Global Resources Fund (Class S) Investment Adviser: Van Eck Associates Corporation	1.34	19.69%	1.99%	-0.37%

* Current Expenses take into account expense reimbursement or fee waiver arrangements in place that are generally expected to continue through April 30, 2023 and may be terminated at any time thereafter at the option of the Fund. Annual expenses for the Fund for the year ended December 31, 2021 reflect temporary fee reductions under such an arrangement.

National Life Insurance Company
1 National Life Drive
Montpelier, VT 05604
1-800-732-8939
www.nationallife.com

The Statement of Additional Information (“SAI”) includes additional information about the Variable Account. The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SAI is available without charge, upon request. You can obtain the SAI by writing to us at the above address, or by calling 1-800-732-8939.

The SEC maintains a website (www.sec.gov) that contains the registration statement, including the SAI, and other information filed electronically by National Life concerning the Contract and the Variable Account. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following email address: publicinfo@sec.gov.

EDGAR Contract Identifier: C000171434